As filed with the Securities and Exchange Commission on August 25, 2015

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SYSCO CORPORATION*

(Exact name of registrant as specified in its charter)

DELAWARE	74-1648137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1390 Enclave Parkway

Houston, Texas 77077-2099

(281) 584-1390

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Russell T. Libby

Executive Vice President – Corporate Affairs, Chief Legal Officer and Corporate Secretary

1390 Enclave Parkway

Houston, Texas 77077-2099

(281) 584-1390

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

B. Joseph Alley, Jr.

Arnall Golden Gregory LLP

171 17th St., NW

Suite 2100

Atlanta, Georgia 30309-3450

(404) 873-8500

Approximate Date of Commencement of Proposed Sale To The Public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered/Proposed maximum offering price per unit/ Proposed maximum aggregate offering price/Amount of registration fee
Common Stock	(1)(2)
Preferred Stock	(1)(2)
Debt Securities	(1)(2)
Guarantees	(1)(3)

(1)	An indeterminate aggregate initial offering price or number of securities of the identified class is being registered as may from time to time be issued at indeterminate prices. Pursuant to Rule 416 under the Securities Act of 1933, as amended, the shares being registered hereunder include such indeterminate number of shares of common stock and preferred stock as may be issuable with respect to the securities being registered hereunder as a result of stock splits, stock dividends or similar transactions. This registration statement also covers an indeterminate amount of securities that may be issued in exchange for, or upon conversion or exercise of, as the case may be, any securities registered hereunder that provide for conversion, exercise or exchange.
(2)	In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the registration fee.
(3)	Pursuant to Rule 457(n), no separate registration fee is payable with regard to the guarantees.

*	The co-registrants listed on the next page are also included in this Form S-3 Registration Statement as additional registrants.

The following direct and indirect subsidiaries of Sysco, Inc. may guarantee the debt securities and are co-registrants under this registration statement with respect to the guarantees only. The address, including zip code, and telephone number, including area code, for each of the co-registrants is 1390 Enclave Parkway, Houston, Texas 77077-2099, (281) 584-1390.

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Sysco Albany, LLC	Delaware	74-3066312
Sysco Atlanta, LLC	Delaware	74-2936443
Sysco Baltimore, LLC	Delaware	74-3066318
Sysco Baraboo, LLC	Delaware	74-3066509
Sysco Boston, LLC	Delaware	74-3066608
Sysco Central Alabama, Inc.	Delaware	76-0527338
Sysco Central California, Inc.	California	94-1460474
Sysco Central Florida, Inc.	Delaware	74-2541432
Sysco Central Illinois, Inc.	Delaware	43-2068482
Sysco Central Pennsylvania, LLC	Delaware	74-2936461
Sysco Charlotte, LLC	Delaware	74-2936463
Sysco Chicago, Inc.	Delaware	36-3677150
Sysco Cincinnati, LLC	Delaware	74-3066518
Sysco Cleveland, Inc.	Delaware	34-1633809
Sysco Columbia, LLC	Delaware	76-0674316
Sysco Connecticut, LLC	Delaware	74-3066531
Sysco Detroit, LLC	Delaware	74-2936449
Sysco Eastern Maryland, LLC	Delaware	74-2937089
Sysco Eastern Wisconsin, LLC	Delaware	74-3066605
Sysco Grand Rapids, LLC	Delaware	74-2936462
Sysco Gulf Coast, Inc.	Delaware	03-0552490
Sysco Hampton Roads, Inc.	Delaware	76-0610908
Sysco Indianapolis, LLC	Delaware	74-2937087
Sysco Iowa, Inc.	Delaware	76-0254402
Sysco Jackson, LLC	Delaware	74-3066689
Sysco Jacksonville, Inc.	Delaware	59-3120894
Sysco Kansas City, Inc.	Missouri	44-0350950
Sysco Knoxville, LLC	Delaware	56-2583525
Sysco Lincoln, Inc.	Nebraska	47-0445654
Sysco Long Island, LLC	Delaware	90-0348986
Sysco Los Angeles, Inc.	Delaware	76-0254401
Sysco Louisville, Inc.	Delaware	61-1170131
Sysco Memphis, LLC	Delaware	74-2936464
Sysco Metro New York, LLC	Delaware	74-2936466
Sysco Minnesota, Inc.	Delaware	76-0254400
Sysco Montana, Inc.	Delaware	76-0254381
Sysco Nashville, LLC	Delaware	74-2937088

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Sysco North Dakota, Inc.	Delaware	47-0913664
Sysco Northern New England, Inc.	Maine	01-0332894
Sysco Philadelphia, LLC	Delaware	76-0625424
Sysco Pittsburgh, LLC	Delaware	56-2304804
Sysco Portland, Inc.	Delaware	76-0254396
Sysco Raleigh, LLC	Delaware	42-1660015
Sysco Riverside, Inc.	Delaware	30-0570940
Sysco Sacramento, Inc.	Delaware	76-0653406
Sysco San Diego, Inc.	Delaware	76-0517782
Sysco San Francisco, Inc.	California	94-0491635
Sysco Seattle, Inc.	Delaware	76-0254395
Sysco South Florida, Inc.	Delaware	74-2541433
Sysco Southeast Florida, LLC	Delaware	74-2936450
Sysco Spokane, Inc.	Delaware	33-1082518
Sysco St. Louis, LLC	Delaware	74-2936452
Sysco Syracuse, LLC	Delaware	74-3066696
Sysco USA I, Inc.	Delaware	14-2014756
Sysco USA II, LLC	Delaware	16-1783369
Sysco Ventura, Inc.	Delaware	41-2095343
Sysco Virginia, LLC	Delaware	74-2936453
Sysco West Coast Florida, Inc.	Delaware	76-0463776
Sysco Western Minnesota, Inc.	Delaware	90-0918022

PROSPECTUS

SYSCO CORPORATION

COMMON STOCK

PREFERRED STOCK

DEBT SECURITIES

AND

GUARANTEES OF DEBT SECURITIES

Sysco may offer and issue from time to time at prices and on terms to be determined at or prior to the time of the offering, any combination of the securities described in this prospectus, including shares of common stock and preferred stock and one or more series of debt securities. We may also offer shares of common stock upon conversion of the preferred stock. We will offer securities to the public using this prospectus on terms determined by market conditions. We may issue debt securities in registered form without coupons or in bearer form with or without coupons attached. We may issue debt securities denominated in and/or payable in U.S. dollars or in foreign currency or currency units. If indicated in the relevant prospectus supplement, the debt securities issued by Sysco may be fully and unconditionally guaranteed by some or all of our directly or indirectly wholly-owned subsidiaries.

This prospectus provides you with a general description of the securities that may be offered. Each time securities are sold, we will provide one or more supplements to this prospectus that will contain additional information about the specific offering, the prices and the terms of the securities being offered. You should read this prospectus and the related prospectus supplement carefully before you invest in our securities. No person may use this prospectus to offer or sell our securities unless a prospectus supplement accompanies this prospectus.

The prospectus supplement will also set forth the name of and compensation to each dealer, underwriter or agent, if any, involved in the sale of any securities. We will also name the managing underwriters with respect to each series sold to or through underwriters in the applicable prospectus supplement.

Investing in our securities involves risks. See “Risk Factors” on page 7 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We may offer securities through dealers, underwriters or agents designated from time to time, as set forth in the applicable prospectus supplement. Our net proceeds from any offering will be the purchase price minus the following: the discount if we offer through an underwriter; the commission if we use an agent; and other expenses attributable to issuance and distribution. We may also sell securities directly to investors on our own behalf. In the case of sales made directly by us, no commission will be payable. See “Plan of Distribution” in this prospectus for possible indemnification arrangements with dealers, underwriters and agents, and for general information about the distribution of securities offered.

Our common stock is listed on the New York Stock Exchange under the trading symbol “SYY.” Each prospectus supplement will indicate if the securities offered thereby will be listed on any securities exchange.

The date of this prospectus is August 25, 2015

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission using a “shelf” registration process. Using this process, we may offer any combination of the securities this prospectus describes in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement and, if applicable, a pricing supplement that will describe the specific terms of the offering. The prospectus supplement and any pricing supplement may also add to, update or change the information contained in this prospectus. Please carefully read this prospectus, the prospectus supplement and any pricing supplement, in addition to the information contained in the documents we refer to under the heading “Where You Can Find More Information.”

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained or incorporated by reference in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Sysco or any underwriter, dealer or agent. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in our affairs since the date hereof. You should not assume that the information in this prospectus, any supplement to this prospectus or any document incorporated by reference is accurate at any date other than the date of the document in which such information is contained or such other date referred to in that document, regardless of the time of any sale or issuance of a security. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.

As used in this prospectus, unless otherwise specified or where it is clear from the context that the term only means Sysco Corporation, the terms “Sysco,” the “Company,” “we,” “us,” and “our” refer to Sysco Corporation and its consolidated subsidiaries.

WHERE YOU CAN FIND MORE INFORMATION

Sysco files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any materials we file at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference room. Sysco’s SEC filings made via the EDGAR system, including periodic and current reports, proxy statements, and other information regarding Sysco are also available to the public at the SEC’s web site at http://www.sec.gov, and are also available on Sysco’s website, www.sysco.com.

The SEC allows Sysco to “incorporate by reference” information we file with the SEC, which means that Sysco can disclose important information to you by referring you to those documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede information contained in this prospectus.

The following documents filed by Sysco (File No. 1-06544) with the SEC are incorporated by reference in and made a part of this prospectus:

•	Sysco’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 8, 2014;

•	Sysco’s Annual Report on Form 10-K for the fiscal year ended June 27, 2015;

•	Sysco’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2015;

•	Sysco’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 2015;

•	Sysco’s Amendment No. 1 on Form 8-K/A filed with the Securities and Exchange Commission on July 31, 2015; and

•	The description of Sysco’s common stock contained in Sysco’s registration statement on Form 8-A filed under Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating such description, including Sysco’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2000.

We are also incorporating by reference any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering. These documents will be deemed to be incorporated by reference in this prospectus and to be a part of it from the date they are filed with the SEC.

You may obtain a copy of these filings, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this prospectus or in a document incorporated by reference herein, at no cost, by writing or telephoning:

Sysco Corporation

Russell T. Libby, Secretary

1390 Enclave Parkway

Houston, Texas 77077-2099

Telephone: (281) 584-1390

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the information contained or incorporated by reference in this prospectus contains “forward-looking statements,” as defined under U.S. securities laws, that involve substantial risks and uncertainties. All statements in this prospectus, any applicable prospectus supplement and the documents incorporated by reference herein regarding our business strategy, future operations, financial position, cost savings, prospects, plans and objectives, as well as information concerning industry trends, expected actions of third parties and other forward-looking information, are forward-looking statements. You can identify many of these statements by forward-looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “could” and “continue” or similar words. You should read statements that contain these words carefully for the following reasons:

•	the statements discuss our future expectations;

•	the statements contain projections of our future results of operations or of our financial condition; and

•	the statements state other “forward-looking” information.

We believe it is important to communicate our expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or over which we have no control. All forward-looking statements speak only as of the date on which they are made. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict. The discussion of risk factors incorporated by reference into this prospectus, as well as any other cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our securities, you should be aware that the occurrence of any of the events described in those risk factors and elsewhere in this prospectus could have a material adverse effect on our business, financial condition and results of operations. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the factors that could cause our actual results to differ materially include the factors that we describe under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 27, 2015, as well as any risk factors described in our subsequent filings with the SEC, which are incorporated herein by reference. These factors, risks and uncertainties include, but are not limited to, the following:

•	periods of significant or prolonged inflation or deflation and their impact on our product costs and profitability;

•	risks related to unfavorable conditions in the U.S. economy and local markets and the impact on our results of operations and financial condition;

•	the risk that competition in our industry may adversely impact our margins and our ability to retain customers and make it difficult for us to maintain our market share, growth rate and profitability;

•	the risk that we may not be able to fully compensate for increases in fuel costs, and forward purchase commitments intended to contain fuel costs could result in above market fuel costs;

•	the risk of interruption of supplies and increase in product costs as a result of conditions beyond our control;

•	the potential impact on our reputation and earnings of adverse publicity or lack of confidence in our products;

•	risks related to unfavorable changes to the mix of locally-managed customers versus corporate-managed customers;

•	the risk that we may not realize anticipated benefits from our operating cost reduction efforts;

•	difficulties in successfully expanding into international markets and complimentary lines of business;

•	the potential impact of product liability claims;

•	the risk that we fail to comply with requirements imposed by applicable law or government regulations;

•	risks related to our ability to effectively finance and integrate acquired businesses;

•	our access to borrowed funds in order to grow and any default by us under our indebtedness that could have a material adverse impact on cash flow and liquidity;

•	our level of indebtedness and the terms of our indebtedness could adversely affect our business and liquidity position;

•	the impact on our liquidity by payments required to appeal tax assessments with certain tax jurisdictions;

•	due to our reliance on technology, any technology disruption or delay in implementing new technology could have a material negative impact on our business;

•	the risk that a cybersecurity incident and other technology disruptions could negatively impact our business and our relationships with customers;

•	the potential requirement to pay material amounts under our multiemployer defined benefit pension plans;

•	our funding requirements for our company-sponsored qualified pension plan may increase should financial markets experience future declines;

•	labor issues, including the renegotiation of union contracts and shortage of qualified labor;

•	risks related to actions of activists stockholders; and

•	the risk that the anti-takeover benefits provided by our preferred stock may not be viewed as beneficial to stockholders;

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements included in this prospectus and the documents incorporated by reference herein. These risks and uncertainties, as well as other risks of which we are not aware or which we currently do not believe to be material, may cause our actual future results to be materially different than those expressed in our forward-looking statements. We caution you not to place undue reliance on these forward-looking statements. We do not undertake any obligation to make any revisions to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events, except as required by law, including the securities laws of the United States and rules and regulations of the SEC.

SYSCO CORPORATION

Sysco Corporation, acting through its subsidiaries and divisions, is the largest North American distributor of food and related products primarily to the foodservice or food-away-from-home industry. We provide products and related services to approximately 425,000 customers, including:

•	restaurants;

•	healthcare and educational facilities;

•	lodging establishments; and

•	other foodservice customers.

Since Sysco’s formation in 1969, annual sales have grown from approximately $115 million to $48.7 billion in fiscal 2015, both through internal expansion of existing operations and through acquisitions. Our operations include:

•	broadline operating companies;

•	specialty produce companies;

•	custom-cut meat operations;

•	hotel supply operations;

•	SYGMA, our chain restaurant distribution subsidiary;

•	a company that distributes specialty imported products;

•	a company that distributes to international customers; and

•	the company’s Sysco Ventures platform, a suite of technology solutions that help support the business needs of Sysco’s customers.

The products we distribute include:

•	a full line of frozen foods, such as meats, seafood, fully prepared entrees, fruits, vegetables and desserts;

•	a full line of canned and dry foods;

•	fresh meats and seafood;

•	dairy products;

•	beverage products;

•	imported specialties; and

•	fresh produce.

We also supply a wide variety of non-food items, including:

•	paper products, such as disposable napkins, plates and cups;

•	tableware, such as china and silverware;

•	cookware, such as pots, pans and utensils;

•	restaurant and kitchen equipment and supplies; and

•	cleaning supplies.

Our operating companies distribute both nationally branded merchandise and products packaged as Sysco private brands.

Sysco is a Delaware corporation, and our principal executive offices are located at 1390 Enclave Parkway, Houston, Texas 77077-2099. Our telephone number is (281) 584-1390. In this prospectus supplement, we refer to Sysco and its subsidiaries and divisions as “we” or “us,” unless we specifically state otherwise or the context indicates otherwise. Sysco’s common stock is listed on the New York Stock Exchange under the trading symbol “SYY.”

RISK FACTORS

Investing in our securities involves risks. You should consider carefully the risk factors identified in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended June 27, 2015, as well as any risk factors we may describe in any subsequent periodic reports or information we file with the SEC, or in any prospectus supplement, before making an investment in the offered securities.

USE OF PROCEEDS

Unless otherwise set forth in the applicable prospectus supplement, the net proceeds from the sale of the securities will be used for general corporate purposes, which may include, among other things, additions to working capital, capital expenditures, acquisitions, investments, redemption or repurchase of securities and repayment of outstanding indebtedness.

RATIO OF EARNINGS TO FIXED CHARGES

Sysco’s ratio of earnings to fixed charges for the five fiscal years ended June 27, 2015 are set forth below:

	Fiscal Year Ended
	June 27, 2015		June 28, 2014		June 29, 2013		June 30, 2012		July 2, 2011
Ratio of earnings to fixed charges(1)	4.6	x	11.0	x	11.0	x	12.4	x	12.9	x

(1)	For the purpose of calculating this ratio, “earnings” consist of earnings before income taxes and fixed charges (exclusive of interest capitalized). “Fixed charges” consist of interest expense, capitalized interest and the estimated interest portion of rents.

DESCRIPTION OF PREFERRED STOCK

We may issue, from time to time, shares of one or more series or classes of our preferred stock. The following description sets forth certain general terms and provisions of the preferred stock to which any prospectus supplement may relate. The particular terms of any series of preferred stock and the extent, if any, to which these general provisions may apply to the series of preferred stock offered will be described in the prospectus supplement relating to that preferred stock. The following summary of provisions of the preferred stock does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of our charter, bylaws and the certificate of designation relating to a specific series of the preferred stock, which will be in the form filed as an exhibit to, or incorporated by reference in, the registration statement of which this prospectus is a part at or prior to the time of issuance of that series of preferred stock. You should read our charter, bylaws and the relevant certificate of designation.

Authorized Shares

Under our charter, we have the authority to issue 1,500,000 shares of preferred stock.

General

Our Board of Directors is authorized to determine the terms for each series of preferred stock, and the prospectus supplement will describe the terms of any series of preferred stock being offered, including:

•	the designation of the shares and the number of shares that constitute the series;

•	the dividend rate (or the method of calculation thereof), if any, on the shares of the series and the priority as to payment of dividends with respect to other classes or series of our capital stock;

•	the dividend periods (or the method of calculation thereof);

•	the voting rights of the shares;

•	the liquidation preference and the priority as to payment of the liquidation preference with respect to other classes or series of our capital stock and any other rights of the shares of the series upon our liquidation or winding-up;

•	whether and on what terms the shares of the series will be subject to redemption or repurchase at our option;

•	whether and on what terms the shares of the series will be convertible into or exchangeable for other securities;

•	whether the shares of the series of preferred stock will be listed on a securities exchange;

•	any special United States federal income tax considerations applicable to the series; and

•	the other rights and privileges and any qualifications, limitations of or restrictions on the rights or privileges of the series.

Dividends

Holders of shares of preferred stock shall be entitled to receive, when and as declared by our Board of Directors out of our funds legally available therefor, an annual cash dividend payable at the dates and at the rates, if any, per share per annum as set forth in the applicable prospectus supplement.

Unless otherwise set forth in the applicable prospectus supplement, each series of preferred stock will rank junior as to dividends to any preferred stock that may be issued in the future that is expressly senior as to dividends to that preferred stock. If we should fail at any time to pay accrued dividends on any senior shares at the time the dividends are payable, we may not pay any dividend on the junior preferred stock or redeem or otherwise repurchase shares of junior preferred stock until the accumulated but unpaid dividends on the senior shares have been paid or set aside for payment in full by us.

Unless otherwise set forth in the applicable prospectus supplement, with respect to any series of senior preferred stock that has a cumulative dividend, we will not declare or pay dividends, or otherwise set aside payments for dividends, on any junior preferred stock or common stock unless full cumulative dividends on the senior preferred stock have been or contemporaneously are declared or paid, or otherwise provided for with funds set apart for such purposes, for all past dividend periods and the then current dividend period. Unless otherwise set forth in the applicable prospectus supplement, with respect to any series of senior preferred stock that does not have a cumulative dividend, we will not declare or pay dividends, or otherwise set aside payments for dividends, on any junior preferred stock or common stock unless full dividends on the senior preferred stock have been or contemporaneously are declared or paid, or otherwise provided for with funds set apart for such purposes, for the then current dividend period. Notwithstanding the required order of the payment of dividends on any preferred stock as described in this paragraph, the applicable prospectus supplement may allow for monies deposited in a sinking fund to be applied to the purchase or redemption of preferred stock, regardless of its ranking relative to other series of our preferred stock.

The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be computed on the basis of a 360-day year of twelve 30-day months, unless otherwise set forth in the applicable prospectus supplement. Accrued but unpaid dividends will not bear interest, unless otherwise set forth in the applicable prospectus supplement.

Convertibility

No series of preferred stock will be convertible into, or exchangeable for, other securities or property except as set forth in the applicable articles of amendment and applicable prospectus supplement.

Redemption and Sinking Fund

No series of preferred stock will be redeemable or receive the benefit of a sinking fund except as set forth in the applicable prospectus supplement.

Liquidation Rights

Unless otherwise set forth in the applicable prospectus supplement, holders of any outstanding shares of our preferred stock will have a liquidation preference to holders of our common stock in the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, or in the event of insolvency. Neither a consolidation nor merger of us with another corporation shall be considered a liquidation, dissolution or winding up of us.

Voting Rights

The holders of each series or class of preferred stock we may issue will have no voting rights, except as required by law and as described below or in the applicable prospectus supplement. Our Board of Directors may, upon issuance of a series or class of preferred stock, grant voting rights to the holders of that series or class to elect additional board members if we fail to pay dividends in a timely fashion.

Without the affirmative vote of a majority of the shares of any class of preferred stock then outstanding, we may not:

•	increase or decrease the aggregate number of authorized shares of that class;

•	increase or decrease the par value of the shares of that class; or

•	alter or change the powers, preferences or special rights of the shares of that class so as to affect them adversely.

If any amendment to our charter would adversely alter or change the powers, preferences or special rights of one or more series of a class of preferred stock, but not the entire class, then only the shares of the affected series will have the right to vote on the amendment.

Miscellaneous

The holders of our preferred stock will have no preemptive rights. All shares of preferred stock being offered by the applicable prospectus supplement, when issued and paid for, will be fully paid and non-assessable.

When we offer to sell a series of preferred stock, we will describe the specific terms of the series in the applicable prospectus supplement. If any particular terms of a series of preferred stock described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will be deemed to supersede the terms described in this prospectus.

No Other Rights

The shares of a series of preferred stock will not have any preferences, voting powers or relative, participating, optional or other special rights except as set forth above or in the applicable prospectus supplement, our charter or the applicable certificate of designation or as otherwise required by law.

Transfer Agent and Registrar

The transfer agent and registrar for each series of preferred stock will be designated in the applicable prospectus supplement.

DESCRIPTION OF COMMON STOCK

We may issue, from time to time, shares of our common stock, the general terms and provisions of which are summarized below. This summary does not purport to be complete and is subject to, and is qualified in its entirety by express reference to, the provisions of our charter, bylaws and the applicable prospectus supplement.

Authorized Shares

Under our charter, we have the authority to issue an aggregate of 2,000,000,000 shares of common stock. As of August 21, 2015, 586,765,938 shares of our common stock were outstanding and 55,259,585 shares of our common stock were reserved for issuance pursuant to our currently active stock plans. We have also granted options to purchase our common stock under several previous stock option plans for which previously granted options remain outstanding.

Dividends

Subject to the rights of the holders of any preferred stock that may be outstanding, each holder of common stock is entitled to receive any dividends our Board of Directors declares out of funds legally available to pay dividends. The payment of dividends on the common stock will be a business decision to be made by our Board of Directors from time to time based upon results of our operations and our financial condition and any other factors as our Board of Directors considers relevant.

Voting Rights

Each holder of common stock is entitled to one vote per share, and is entitled to vote on all matters presented to a vote of stockholders, including the election of directors. Holders of common stock have no cumulative voting rights. As a result, under the Delaware General Corporation Law, the holders of more than one-half of the outstanding shares of common stock generally will be able to elect all of our directors then standing for election and holders of the remaining shares will not be able to elect any director, subject to any voting rights held by holders of our preferred stock.

Liquidation Rights

If we liquidate our business, holders of common stock are entitled to share equally in any distribution of our assets after we pay our liabilities and the liquidation preference of any outstanding preferred stock.

Absence of Other Rights

Holders of common stock have no preemptive rights to purchase or subscribe for any stock or other securities. In addition, there are no conversion rights or redemption or sinking fund provisions.

Miscellaneous

All shares of common stock being offered by the applicable prospectus supplement will, when issued and paid for, be fully paid and non-assessable. Our certificate of incorporation contains no restrictions on the alienability of the common stock. Our common stock is traded on the New York Stock Exchange under the symbol “SYY.”

Transfer Agent and Registrar

The transfer agent and registrar for the common stock is American Stock Transfer & Trust Company, LLC.

Certain Anti-takeover Effects

General. Certain provisions of our charter, our bylaws and the Delaware General Corporation Law (the “DGCL”) could make it more difficult to consummate an acquisition of control of us by means of a tender offer, a proxy fight, open market purchases or otherwise in a transaction not approved by our Board of Directors, regardless of whether our stockholders support the transaction. The summary of the provisions set forth below does not purport to be complete and is qualified in its entirety by reference to our charter, our bylaws and the DGCL.

Business Combinations. Section 203 of the DGCL restricts a wide range of transactions (“business combinations”) between a corporation and an interested stockholder. An “interested stockholder” is, generally, any person who beneficially owns, directly or indirectly, 15% or more of the corporation’s outstanding voting stock. Business combinations are broadly defined to include (i) mergers or consolidations with, (ii) sales or other dispositions of more than 10% of the corporation’s assets to, (iii) certain transactions resulting in the issuance or transfer of any stock of the corporation or any subsidiary to, (iv) certain transactions resulting in an increase in the proportionate share of stock of the corporation or any subsidiary owned by, or (v) receipt of the benefit (other than proportionately as a stockholder) of any loans, advances or other financial benefits by, an interested stockholder. Section 203 provides that an interested stockholder may not engage in a business combination with the corporation for a period of three years from the time of becoming an interested stockholder unless (a) the Board of Directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder prior to the time that person became an interested stockholder; (b) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least 85% of the corporation’s voting stock (excluding, for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, shares owned by persons who are directors and also officers and shares owned by certain employee stock plans); or (c) the business combination is approved by the Board of Directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. The restrictions on business combinations with interested stockholders contained in Section 203 of the DGCL do not apply to a corporation whose certificate of incorporation or bylaws contains a provision expressly electing not to be governed by the statute; however, neither our charter nor our bylaws contains a provision electing to “opt-out” of Section 203.

Supermajority Requirement for Business Combinations. In addition to the requirements of Section 203 of the DGCL, our charter provides that the affirmative vote of 80% of our outstanding stock entitled to vote shall be required for certain business combinations not approved by a majority of our Directors who are not affiliated with the interested party in the potential transaction, except in certain circumstances. This provision of our charter may only be amended by the affirmative vote of 80% of our outstanding stock entitled to vote.

Advance Notice Provisions. Stockholders seeking to nominate candidates to be elected as directors at an annual meeting or to bring business before an annual meeting must comply with an advance written procedure. Only persons who are nominated by or at the direction of our board, or by a stockholder who has given timely written notice to our Secretary before the meeting to elect directors, will be eligible for election as directors. At any stockholders’ meeting the business to be conducted is limited to business brought before the meeting by or at the direction of the board of directors, or a stockholder who has given timely written notice to our Secretary of its intention to bring business before an annual meeting. A stockholder must give notice that is received at our principal executive offices in writing not less than 90 days nor more than 130 days prior to the date of the anniversary of the previous year’s annual meeting. However, if the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after the anniversary date, notice by the stockholder in order to be timely must be received not later than the later of the close of business 90 days prior to the annual meeting or the tenth day following the day on which the notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was first made by Sysco. In the case of a special meeting of stockholders called for the purpose of electing directors, a stockholder must give notice to nominate a director not later than the close of business on the tenth day following the day notice of the special meeting was mailed to stockholders or public disclosure of the date of the meeting was first made by Sysco. A stockholder’s notice must also contain certain information specified in the bylaws. These provisions may preclude or deter some stockholders from bringing matters before, or making nominations for directors at, an annual meeting. The certificate of incorporation and bylaws of Sysco provide that 35% of the shares entitled to vote at a meeting shall constitute a quorum except as otherwise required by law.

Special Meetings. Only our Board, our Chairman of the Board, our Chief Executive Officer or our President may call a special meeting of stockholders; however, we have agreed to amend our bylaws to allow for a stockholder or group of stockholders owning at least 25% of our outstanding common shares to call a special meeting of stockholders. These provisions may make it more difficult for stockholders to take action opposed by our Board.

Additional Authorized Shares of Capital Stock. The additional shares of authorized common stock and preferred stock available for issuance under our charter could be issued at such times, under such circumstances and with such terms and conditions as to impede a change in control.

Limitation of Liability; Indemnification

Our certificate of incorporation contains certain provisions permitted under the DGCL relating to the liability of directors. These provisions eliminate a director’s personal liability to us or our stockholders for monetary damages resulting from a breach of fiduciary duty, except in circumstances involving certain wrongful acts, such as:

•	breach of the director’s duty of loyalty to us or our stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	the unlawful payment of dividends or unlawful stock repurchases or redemptions; and

•	any transaction from which the director derives an improper personal benefit.

These provisions may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or Sysco from bringing a lawsuit against our directors. However, these provisions do not limit or eliminate our rights or those of any stockholder to seek non-monetary relief, such as an injunction or rescission, in the event of a breach of a director’s fiduciary duty. Also, these provisions will not alter a director’s liability under federal securities laws.

Our certificate of incorporation and bylaws also provide that we must indemnify our directors and officers to the fullest extent permitted by Delaware law, and our bylaws provide that we must advance expenses, as incurred, to our directors and officers in connection with a legal proceeding to the fullest extent permitted by Delaware law, subject to very limited exceptions. These rights are deemed to have fully vested at the time the indemnitee assumes his or her position with Sysco and shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES

The debt securities to be offered will constitute either senior or subordinated debt of Sysco and will be issued, in the case of senior debt, under a Senior Debt Indenture (the “Senior Debt Indenture”), as it may be amended and supplemented from time to time, between Sysco and the Bank of New York Mellon Trust Company, N.A., as successor Trustee, and, in the case of subordinated debt, under a Subordinated Debt Indenture (the “Subordinated Debt Indenture”), as it may be amended and supplemented from time to time, between Sysco and the trustee to be named in any prospectus supplements relating to subordinated debt. The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an “Indenture” and collectively as the “Indentures.” Any series of debt securities may be offered together with the unconditional guarantees of some or all of our subsidiaries. The Bank of New York Mellon Trust Company, N.A. and the trustee to be named in the prospectus supplements relating to subordinated debt, if any, are hereinafter referred to individually as a “Trustee” and collectively as the “Trustees.” The Senior Debt Indenture and form of Subordinated Debt Indenture are included as exhibits to the Registration Statement of which this prospectus is a part (the “Registration Statement”). The following summaries of certain provisions of the Indentures and the debt securities do not purport to be complete, and such summaries are subject to the detailed provisions of the applicable Indenture to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein, and for other information regarding the debt securities. Numerical references in parentheses below are to sections in the applicable Indenture. Wherever particular sections or defined terms of the applicable Indenture are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. The Indentures are substantially identical, except for the provisions relating to subordination and certain covenants. See “Senior Debt” and “Subordinated Debt.”

General

The Indentures do not limit the amount of additional indebtedness we or any of our subsidiaries may incur. The debt securities will be unsecured senior or subordinated obligations of Sysco.

We may issue the debt securities in one or more series with various maturities. They may be sold at par, at a premium or with an original issue discount. Some or all of our subsidiaries may unconditionally guarantee the payment of the principal, premium, if any, and interest on the debt securities when due, whether at maturity, by declaration of acceleration, call for redemption or otherwise. See “Guarantee of Debt Securities.”

Reference is made to the prospectus supplement for the following terms of and information relating to the debt securities of any series and any guarantees thereof (to the extent such terms are applicable):

•	the classification as senior or subordinated debt securities, the specific designation, aggregate principal amount and purchase price;

•	the currency or units based on or relating to currencies in which such debt securities are denominated and/or in which principal, premium, if any, and/or interest, if any, will or may be payable;

•	the date or dates of maturity;

•	any redemption, repayment or sinking fund provisions;

•	the interest rate or rates, if any, the dates on which any such interest will be payable and the regular record dates for such interest payments (or the method by which such rate or rates or dates will be determined);

•	the method by which amounts payable in respect of principal, premium, if any, or interest, if any, on such debt securities may be calculated, and any currencies, commodities or indices, or value, rate or price, relevant to such calculation;

•	the place or places where the principal, premium, if any, and interest, if any, on such debt securities will be payable;

•	whether such debt securities will be issuable in registered form, without coupons, or bearer form, with or without coupons (“bearer securities”) or both and, if bearer securities are issuable, any restrictions applicable to the exchange of one form for another and to the offer, sale and delivery of bearer securities;

•	whether such debt securities are to be issued in whole or in part in the form of one or more temporary or permanent global debt securities and if so, the identity of the depositary, if any, for such global debt securities;

•	the denominations in which the debt securities will be issuable, if other than denominations of $1,000 or any multiple of that amount;

•	if other than the full principal amount of the debt securities, the portion of the principal amount of the debt securities that will be payable on the declaration of acceleration of the maturity of the debt securities;

•	if the principal amount payable at maturity will not be determinable as of one or more dates prior to maturity, the amount that will be deemed to be the principal amount as of any such date;

•	any terms on which the debt securities may be convertible into or exchanged for securities or indebtedness of any kind of Sysco or of any other issuer or obligor and the terms and conditions on which a conversion or exchange will be effected, including the initial conversion or exchange price or rate, the conversion period and any other additional provisions;

•	any applicable United States federal income tax consequences, including whether and under what circumstances we will pay additional amounts on such debt securities held by a person who is not a U.S. person (as defined in the prospectus supplement) in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether we will have the option to redeem such debt securities rather than pay such additional amounts;

•	the terms and conditions upon which and the manner in which such debt securities may be defeased or discharged if different from the defeasance provisions described below;

•	the identity of the specific guarantors, if any, and the terms of any guarantees of the debt securities; and

•	any other specific terms of such debt securities, including any additional or different events of default or covenants provided for with respect to such debt securities, and any terms which may be required by or advisable under applicable laws or regulations.

Debt securities may be presented for exchange and registered debt securities may be presented for transfer in the manner, at the places and subject to the restrictions set forth in the debt securities and the applicable Indenture. Such services will be provided without charge, other than any tax or other governmental charge payable in connection therewith, but subject to the limitations provided in the applicable Indenture. Bearer securities (except when held in temporary global form) and the coupons, if any, appertaining thereto (except when attached to temporary global securities) will be transferable by delivery.

Unless we inform you otherwise in the prospectus supplement, we will appoint the trustee under the applicable Indenture as security registrar for the debt securities we issue in registered form under that Indenture. If the prospectus supplement refers to any transfer agent initially designated by us, we may at any time rescind that designation or approve a change in the location through which any transfer agent acts. We will be required to maintain an office or agency for transfers and exchanges in each place of payment. We may at any time designate additional transfer agents for any series of debt securities or rescind the designation of any transfer agent. Sysco or the trustee may, however, require the payment of any tax or other governmental charge payable for that registration.

In the case of any redemption, neither the security registrar nor the transfer agent will be required to register the transfer of or exchange of any debt security:

•	during a period beginning 15 business days before the day of mailing of the relevant notice of redemption and ending on the close of business on that day of mailing; or

•	if we have called the debt security for redemption in whole or in part, except the unredeemed portion of any debt security being redeemed in part.

Debt securities may bear interest at a fixed rate or a floating rate. Debt securities bearing no interest, or interest at a rate that at the time of issuance is below the prevailing market rate, will be sold at a discount below their stated principal amount. Special United States federal income tax considerations applicable to any such discounted debt securities (or to certain debt securities issued at par which are treated as having been issued at a discount for United States federal income tax purposes) are described in the relevant prospectus supplement.

Debt securities may be issued from time to time with payment terms which are calculated by reference to the value, rate or price of one or more currencies, commodities, indices or other factors. Holders of such debt securities may receive a principal amount (including premium, if any) on any principal payment date, or a payment of interest on any interest payment date, that is greater than or less than the amount of principal (including premium, if any) or interest otherwise payable on such dates, depending upon the value, rate or price on such dates of the applicable currency, commodity, index or other factor. Information as to the methods for determining the amount of principal, premium, if any, or interest payable on any date, the currencies, commodities, indices or other factors to which the amount payable on such date is linked and certain additional tax considerations will be set forth in the applicable prospectus supplement.

Unless otherwise set forth in the prospectus supplement, and except as set forth below under “Merger or Consolidation,” the debt securities will not contain any provisions which may afford holders of the debt securities protection in the event of a change in control or in the event of a highly leveraged transaction (whether or not such transaction results in a change in control).

Guarantee of Debt Securities

Some or all of our subsidiaries may guarantee, fully and unconditionally unless otherwise provided in the prospectus supplement, the payment of the principal, premium, if any, and interest on the debt securities as they become due, whether at maturity, by declaration of acceleration, call for redemption or otherwise. The terms of any guarantees of any debt securities will be described in an applicable prospectus supplement.

In February 2012, we entered into a supplemental indenture to amend the Senior Debt Indenture to provide for guarantees for our debt securities under the Senior Debt Indenture. The supplemental indenture was signed by certain of our U.S. broadline subsidiaries as initial guarantors, and served to update the Senior Debt Indenture to reflect the guarantees they provided in 2011 for our existing senior debt securities and to provide that we may have them guarantee future issuances of senior debt securities under the Senior Debt Indenture. The supplemental indenture included a provision that states that the obligations of each guarantor under its guarantees and the Senior Debt Indenture shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such guarantor (including any other guarantees), result in the obligations of such guarantor under its guarantees and the Senior Debt Indenture not constituting a fraudulent transfer or conveyance under any bankruptcy law or any similar federal, state or foreign law affecting the rights of creditors generally.

Any series of debt securities may be guaranteed by one or more of our direct or indirect subsidiaries. Each prospectus supplement will describe any guarantees for the benefit of the series of debt securities to which it relates. Unless otherwise provided in a prospectus supplement, guarantees of senior debt securities will rank equally and ratably in right of payment with all other existing and future unsecured and unsubordinated indebtedness of the respective guarantors. Guarantees of subordinated debt securities will be junior in right of payment to all of the present and future senior indebtedness of the respective guarantors, including without limitation, guarantees of senior indebtedness, to the extent described in each prospectus supplement.

The assets of Sysco consist principally of the stock of its subsidiaries. Therefore, the rights of Sysco and the rights of its creditors to participate in the assets of any subsidiary upon liquidation, recapitalization or otherwise will be subject to the prior claims of that subsidiary’s creditors except to the extent that claims of Sysco itself and/or the claims of those creditors themselves may be recognized as creditor claims of the subsidiary. This subordination of creditors of a parent company to prior claims of creditors of its subsidiaries is commonly referred to as structural subordination. Furthermore, the ability of Sysco to service its indebtedness and other obligations is dependent upon the earnings and cash flow of its subsidiaries and the distribution or other payment to it of such earnings or cash flow. If any of our subsidiaries becomes insolvent, the direct creditors of that subsidiary will have a prior claim on its assets. Sysco’s rights and the rights of our creditors, including your rights as an owner of debt securities, will be subject to that prior claim, unless we or you, in the event that your debt securities are guaranteed by such subsidiary, are also a direct creditor of that subsidiary. If your debt securities are not guaranteed by a subsidiary, you will not be a direct creditor of that subsidiary, and your rights to obtain payments from that subsidiary will be structurally subordinated to the rights of that subsidiary’s creditors.

As of June 27, 2015, certain of our U.S. broadline subsidiaries were guarantors under approximately $7.5 billion of Sysco’s outstanding senior notes and debentures, and such subsidiaries may also guarantee one or more series of additional debt securities issued under the indenture. In July 2015, we redeemed $5.0 billion in senior notes. In addition, although Sysco currently does not have any secured indebtedness, if in the future Sysco or any guarantor incurs any secured indebtedness, the debt securities and any related guarantees will effectively rank junior in right of payment to any of our secured indebtedness to the extent of the assets securing such indebtedness.

Sysco is also an indirect holding company for other non-guarantor subsidiaries. Such non-guarantor subsidiaries currently include our international and SYGMA subsidiaries, as well as our Asian foods, custom-cut meat, specialty produce, hotel supply and certain other subsidiaries. To the extent any subsidiaries are not subsidiary guarantors for a series of debt securities, creditors of such subsidiaries, including trade creditors, and preferred stockholders, if any, of such subsidiaries generally will have priority with respect to the assets and earnings of such subsidiaries over the claims of creditors of the Company, including holders of that series of debt securities. A series of debt securities, therefore, will be effectively subordinated to the claims of creditors, including trade creditors, and preferred stockholders, if any, of any subsidiaries that are not subsidiary guarantors with respect to such series of debt securities.

Various federal and state fraudulent conveyance laws have been enacted for the protection of creditors and may be utilized by a court of competent jurisdiction to subordinate or avoid all or part of any guarantee issued by the guarantors. The applicable supplemental indentures for the debt securities offered hereunder may provide that in the event that the guarantees would constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of, any United States federal, or applicable United States state, fraudulent transfer or conveyance or similar law, then the liability of the guarantors under the guarantees shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law. Application of this clause could limit the amount which holders of debt securities may be entitled to collect under the guarantees. Holders, by their acceptance of the debt securities, will have agreed to such limitations.

To the extent that a court were to find that (x) a guarantee was incurred by any guarantor with the intent to hinder, delay or defraud any present or future creditor or (y) each guarantor did not receive fair consideration or reasonably equivalent value for issuing its guarantee and that guarantor (i) was insolvent or rendered insolvent by reason of the issuance of the guarantee, (ii) was engaged or about to engage in a business or transaction for which the remaining assets of such guarantor constituted unreasonably small capital to carry on its business or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, the court could subordinate or avoid all or part of such guarantee in favor of each guarantor’s other creditors. To the extent any guarantee issued by any guarantor was voided as a fraudulent conveyance or held unenforceable for any other reason, the holders of any debt securities guaranteed by that guarantor could cease to have any direct claim against that guarantor and would be creditors solely of Sysco, and any claims against that guarantor would be structurally subordinated, as discussed above. In addition, in the absence of an enforceable waiver or consent, a guarantor may be discharged if: (i) action by the lender impairs the value of collateral securing guaranteed debt to the detriment of the guarantor, (ii) the lender elects remedies for default that impair the subrogation rights of the guarantor against the borrower, (iii) the guaranteed debt is materially modified, or (iv) the lender otherwise takes action under loan documents that materially prejudices the guarantor.

We and each guarantor intend to attempt to structure the issuances of the guarantees by each guarantor in such a manner that they will not be fraudulent conveyances. There can be no assurance, however, that a court passing on such questions would reach the same conclusions.

Global Securities

Registered Global Securities. The registered debt securities of a series may be issued in the form of one or more fully registered global securities (a “Registered Global Security”) that will be deposited with (and registered in the name of) a depositary (a “Depositary”) identified in the prospectus supplement relating to such series (or a nominee of the Depositary). Unless and until it is exchanged in whole for debt securities in “definitive” form, a Registered Global Security may not be transferred except as a whole by the Depositary for such Registered Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor. (A security held in “definitive” form is a certificated security other than a Global Security, meaning that it is not registered in the name of and held by a Depositary, and it is therefore not subject to the transfer restriction described immediately above.)

The specific terms of the depositary arrangement with respect to any portion of a series of debt securities to be represented by a Registered Global Security will be described in the prospectus supplement relating to such series. We anticipate that provisions substantially similar to the following will apply to all depositary arrangements. However, the operations and procedures of depositaries are solely within their control and are subject to changes by them. We do not take any responsibility for those operations and procedures. Thus, investors receiving interests in a Registered Global Security would need to contact the depositary or the participants in the depositary through which the investors hold their interests in order to discuss these matters.

A depositary (such as, for example, the Depository Trust Company, or “DTC”) is generally an entity created to hold securities for its participating organizations, referred to as “participants,” and facilitate the clearance and settlement of transactions in those securities between DTC’s participants through electronic book-entry changes in accounts of its participants. Participants generally include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to a depositary’s system may also be available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant of the depositary, either directly or indirectly, and these entities are referred to as “indirect participants.”

Therefore, ownership of beneficial interests in a Registered Global Security would be limited to persons that are participants in (i.e., persons who have accounts with) the Depositary and persons that hold interests through participants. Upon the issuance of a Registered Global Security, the Depositary for such Registered Global Security will credit, on its book-entry registration and transfer system, the participants’ accounts with the respective principal amounts of the debt securities represented by such Registered Global Security beneficially owned by or through such participants. The accounts to be credited initially will be designated by any dealers, underwriters or agents participating in the distribution of such debt securities or by us, if such debt securities are offered and sold directly by us. Ownership of beneficial interests in such Registered Global Security will be shown on, and the transfer of such ownership interests will be effected only through, records maintained by the Depositary for such Registered Global Security (with respect to interests of participants) and on the records of participants (with respect to interests of persons holding through participants).

The laws of some states (and countries other than the United States) may require that certain persons take physical delivery of certificates evidencing securities they own. Consequently, the ability to transfer beneficial interests in a Global Security to such persons would be limited to that extent. Because a depositary can act only on behalf of its participants, which in turn act on behalf of indirect participants, the ability of beneficial owners of interests in a Global Security to pledge such interests to persons or entities that do not participate in the depositary’s system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.

So long as the Depositary for a Registered Global Security, or its nominee, is the registered owner of such Registered Global Security, we will consider the Depositary or its nominee, as the case may be, the sole owner and holder of the debt securities represented by the Registered Global Security for all purposes under the applicable Indenture. Except as set forth below, owners of beneficial interests in a Registered Global Security will not be entitled to have the debt securities represented by such Registered Global Security registered in their names, will not receive or be entitled to receive physical delivery of such debt securities in definitive form and will not be considered the owners or holders thereof under such Indenture. Accordingly, each person owning a beneficial interest in a Registered Global Security must rely on the procedures of the Depositary for such Registered Global Security (and, if such person is not a participant, on the procedures of the participant through which such person owns its interest) to exercise any rights of a holder under such Indenture. We understand that under existing industry practices, if we request any action of holders or if an owner of a beneficial interest in a Registered Global Security desires to give or take any action which a holder is entitled to give or take under the Indenture, the Depositary for such Registered Global Security generally either (i) authorizes the participants holding the relevant beneficial interests to give or take such action, and such participants would authorize beneficial owners owning through such participants to give or take such action, or (ii) otherwise acts upon the instructions of beneficial owners holding through them.

Payments of principal, premium, if any, and interest, if any, on debt securities represented by a Registered Global Security registered in the name of a Depositary or its nominee will be made to such Depositary or its nominee, as the case may be, as the registered owner of such Registered Global Security. Neither Sysco, the Trustee, Sysco’s subsidiaries that guarantee the debt securities, nor any of their agents will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in such Registered Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

We expect that the Depositary for any debt securities represented by a Registered Global Security, upon receipt of any payment of principal, premium or interest in respect of such Registered Global Security, will immediately credit participants’ accounts with payments in amounts proportionate to their respective beneficial interests in such Registered Global Security as shown on the records of such Depositary. We also expect that payments by participants to owners of beneficial interests in such Registered Global Security held through such participants will be the responsibility of such participants and will be governed by standing customer instructions and customary practices, as is now the case with securities held for the accounts of customers or registered in “street name.”

If the Depositary for any debt securities represented by a Registered Global Security is at any time unwilling or unable to continue as Depositary (including its loss of eligibility to so serve because it is no longer a clearing agency registered under the Exchange Act), and we do not appoint a successor Depositary which is registered as a clearing agency under the Exchange Act within 90 days, we will issue such debt securities in definitive form in exchange for such Registered Global Security. In addition, we may at any time and in our sole discretion determine not to have any of the debt securities of a series represented by one or more Registered Global Securities and, in such event, will issue debt securities of such series in definitive form in exchange for all of the Registered Global Security or Securities representing such debt securities. Any debt securities issued in definitive form in exchange for a Registered Global Security will be registered in such name or names as the Depositary shall instruct the applicable Trustee. It is expected that such instructions will be based upon directions received by the Depositary from participants with respect to ownership of beneficial interests in such Registered Global Security.

Global Securities for Bearer Instruments. Debt securities of a series intended to trade in bearer form (referred to elsewhere herein as bearer securities) may also be represented by one or more Global Securities that will be deposited with a common depositary or with a nominee for such depositary, in either case as identified in the prospectus supplement relating to such series. The specific terms and procedures, including the specific terms of the depositary arrangement, with respect to any portion of a series of bearer debt securities to be represented by a Global Security will be described in the prospectus supplement relating to such series.

Senior Debt

The debt securities (and, in the case of bearer securities, any coupons appertaining thereto) issued under the Senior Debt Indenture (referred to herein as the “senior debt securities”) will rank pari passu with all of our other debt which is (a) unsecured and unsubordinated debt and (b) senior to the subordinated debt securities described below under “Subordinated Debt.”

The indentures contain certain restrictive covenants that apply, or may apply, to us and our Subsidiaries (as defined below). The covenants described below under “Limitations on Liens” and “Limitations on Sale and Lease-Back Transactions” will not apply to a series of debt securities unless we specifically so provide in the applicable prospectus supplement.

You should read carefully the applicable prospectus supplement for the particular provisions of the series of debt securities being offered, including any additional restrictive covenants or Events of Default that may be included in the terms of such debt securities.

Limitations on Liens. We covenant in the Senior Debt Indenture that we will not (nor will we permit any Subsidiary to) issue, incur, create, assume or guarantee any debt for borrowed money (including all obligations evidenced by bonds, debentures, notes or similar instruments) secured by a mortgage, security interest, pledge, lien, charge or other encumbrance (“mortgage”) upon any Principal Property or upon any shares of stock or indebtedness of any Subsidiary that owns or leases a Principal Property (whether such Principal Property, shares or indebtedness are now existing or owed or hereafter created or acquired) without in any such case effectively providing concurrently with the issuance, incurrence, creation, assumption or guaranty of any such secured debt, or the grant of such mortgage, that the senior debt securities (together with, if we shall so determine, any other indebtedness of or guarantee by us or such Subsidiary ranking equally with the senior debt securities) shall be secured equally and ratably with (or, at our option, prior to) such secured debt. The foregoing restriction, however, will not apply to each of the following: (a) mortgages on property, shares of stock or indebtedness or other assets of any corporation existing at the time such corporation becomes a Subsidiary, provided that such mortgages or liens are not incurred in anticipation of such corporation’s becoming a Subsidiary; (b) mortgages on property, shares of stock or indebtedness or other assets existing at the time of acquisition thereof by us or a Subsidiary, or mortgages thereon to secure the payment of all or any part of the purchase price thereof, or mortgages on property, shares of stock or indebtedness or other assets to secure any debt incurred prior to, at the time of, or within 180 days after, the latest of the acquisition thereof or, in the case of property, the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such property for the purpose of financing all or any part of the purchase price thereof, such construction or the making of such improvements; (c) mortgages to secure indebtedness owing to us or to a Subsidiary; (d) mortgages existing at the date of the initial issuance of any senior debt securities then outstanding; (e) mortgages on property of a person existing at the time such person is merged into or consolidated with Sysco or a Subsidiary or at the time of a sale, lease or other disposition of the properties of a person as an entirety or substantially as an entirety to us or a Subsidiary, provided that such mortgage was not incurred in anticipation of such merger or consolidation or sale, lease or other disposition; (f) mortgages in favor of the United States of America or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States of America or any state, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such mortgages; or (g) extensions, renewals or replacements of any mortgage referred to in the foregoing clauses (a), (b), (d), (e) or (f); provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement. Any mortgages permitted by any of the foregoing clauses (a) through (g) shall not extend to or cover any other Principal Property of ours or of one of our Subsidiaries, or any shares of stock or indebtedness of any such Subsidiary, subject to the foregoing limitations, other than the property, including improvements thereto, stock or indebtedness specified in such clauses. (Senior Debt Indenture Section 3.7).

Notwithstanding the restrictions in the preceding paragraph, we or any Subsidiary of ours may issue, incur, create, assume or guarantee debt secured by a mortgage which would otherwise be subject to such restrictions, without equally and ratably securing the senior debt securities, provided that after giving effect thereto, the aggregate amount of all debt so secured by mortgages (not including mortgages permitted under clauses (a) through (g) above) does not exceed 20% of Sysco’s Consolidated Net Tangible Assets. (Senior Debt Indenture Section 3.7).

Limitations on Sale and Lease-Back Transactions. We also covenant in the Senior Debt Indenture that we will not, nor will we permit any Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property, other than any such transaction involving a lease for a term of not more than three years or any such transaction between us and one of our Subsidiaries, or between Subsidiaries, unless: (a) we or such Subsidiary would be entitled to incur indebtedness secured by a mortgage on the Principal Property involved in such transaction at least equal in amount to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the senior debt securities, pursuant to the limitation on liens described above; or (b) the proceeds of such transaction are at least equal to the fair market value of the affected Principal Property (as determined in good faith by our Board of Directors) and we apply an amount equal to the greater of the net proceeds of such sale or the Attributable Debt with respect to such Sale and Lease-Back Transaction within 180 days of such sale to either (or a combination of) (i) the retirement (other than any mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of debt for borrowed money of Sysco or a Subsidiary (other than debt that is subordinated to the senior debt securities or debt to us or a Subsidiary) that matures more than 12 months after its creation or (ii) the purchase, construction or development of other comparable property. (Senior Debt Indenture Section 3.8).

Certain Definitions

As used in the indentures and this prospectus, the following definitions apply:

“Attributable Debt” with regard to a Sale and Lease-Back Transaction with respect to any property is defined in the Senior Debt Indenture to mean, at the time of determination, the lesser of: (a) the fair market value of such property (as determined in good faith by our Board of Directors); or (b) the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the securities then outstanding under the Senior Debt Indenture) compounded semi-annually. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the net amount determined assuming no such termination.

“Consolidated Net Tangible Assets” is defined in the Senior Debt Indenture to mean, as of any particular time, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom: (a) all current liabilities, except for current maturities of long-term debt and of obligations under capital leases; and (b) intangible assets, to the extent included in said aggregate amount of assets, all as set forth on our most recent consolidated balance sheet and computed in accordance with generally accepted accounting principles.

“Principal Property” is defined in the Senior Debt Indenture to mean the land, improvements, buildings and fixtures (including any leasehold interest therein) constituting the principal corporate office, any manufacturing plant, any manufacturing, distribution or research facility or any self-serve center (in each case, whether now owned or hereafter acquired) which is owned or leased by us or any Subsidiary and is located within the United States of America or Canada unless our Board of Directors has determined in good faith that such office, plant facility or center is not of material importance to the total business conducted by us and our Subsidiaries taken as a whole. With respect to any Sale and Lease-Back Transaction or series of related Sale and Lease-Back Transactions, the determination of whether any property is a Principal Property shall be determined by reference to all properties affected by such transaction or series of transactions.

“Sale and Lease-Back Transaction” is defined in the Senior Debt Indenture to mean any arrangement with any person providing for the leasing by us or any Subsidiary of any Principal Property which property has been or is to be sold or transferred by us or such Subsidiary to such person.

“Subsidiary” is defined in the Senior Debt Indenture to mean any corporation in which we and/or one or more of our Subsidiaries together own voting stock having the power to elect a majority of the board of directors of such corporation, directly or indirectly. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency. (Senior Debt Indenture Section 1.1).

Subordinated Debt

The debt securities (and, in the case of bearer securities, any coupons appertaining thereto) issued under the Subordinated Debt Indenture (referred to herein as the subordinated debt securities) will rank junior to “Senior Indebtedness” (as such term is defined in the Subordinated Debt Indenture). The payment of the principal, premium, if any, and interest on the subordinated debt securities is subordinated and junior in right of payment, to the extent set forth in the Subordinated Debt Indenture, to the prior payment in full of all “Senior Indebtedness,” as explained below. The senior debt securities previously issued under the Senior Debt Indenture prior to the date of this prospectus are described above under “Senior Debt.”

No Payment If Senior Indebtedness In Default. No payment (including the making of any deposit in trust with the Trustee in accordance with Section 10.1 of the Subordinated Debt Indenture) on account of principal, premium, if any, or interest on any subordinated debt securities (nor any payment to acquire any of the subordinated debt securities for cash or property) may be made if, at the time of such payment or immediately after giving effect thereto, either of the following is true:

•	there exists a default in the payment of the principal, premium, if any, or interest with respect to any Senior Indebtedness, when due and payable, whether at maturity, upon redemption, by declaration or otherwise; or

•	during certain “blockage periods” based on a non-monetary default with respect to Senior Indebtedness. A blockage period begins when holders of any Senior Indebtedness give written notice of certain types of events of default with respect to the Senior Indebtedness to the Trustee and us. The event of default must not be a default in the payment of principal, premium (if any), or interest, and it must permit the holders of the Senior Indebtedness to accelerate the maturity of the Senior Indebtedness. A blockage period will last 180 days, except that it will end earlier if the event of default has been cured or waived, or if the holders of the Senior Indebtedness send a notice to the Trustee and us terminating the blockage period.

The Trustee may still make payments on subordinated debt securities during a blockage period, if the payments are made from monies or securities previously deposited with the Trustee pursuant to the terms of Section 10.1 of the Subordinated Debt Indenture, so long as at the time such deposit was made (and immediately after giving effect thereto) the above conditions did not exist.

Once the blockage period expires, we will be obligated to promptly pay to subordinated debt holders all sums not paid during the blockage period. Only one such blockage period may be commenced within any 360 consecutive days. In addition, where an event of default exists on the day a blockage period is commenced, that event of default cannot be made the basis for a second blockage period until the earlier default was cured or waived for a period of at least 90 consecutive days.

(Subordinated Debt Indenture, Section 13.2).

Priority of Senior Indebtedness. The holders of Senior Indebtedness will be entitled to require payment in full of all principal, premium (if any), and interest on the Senior Indebtedness before subordinated debt holders may receive any payment of principal, premium (if any), or interest on the subordinated debt securities, or any payment to acquire any of the subordinated debt securities, upon any of the following events:

•	insolvency, bankruptcy proceedings, receivership, liquidation or reorganization of Sysco under Federal or state law, or similar proceedings, relative to Sysco or its creditors, or its property;

•	voluntary liquidation, dissolution or winding up of Sysco;

•	an assignment for the benefit of creditors or any other marshalling of assets of Sysco (whether or not involving insolvency or bankruptcy); or

•	a declaration that any subordinated debt security is due and payable before its expressed maturity because of the occurrence of an Event of Default under the Subordinated Debt Indenture (see “Events of Default” below).

However, the Trustee may nonetheless make payments on a subordinated debt security under such circumstances if the payment is made from monies or securities previously deposited with the Trustee pursuant to the terms of Section 10.1 of the Subordinated Debt Indenture, so long as at the time such deposit was made (or immediately after giving effect thereto) the above conditions did not exist. (Subordinated Debt Indenture, Section 13.3).

Under the Subordinated Debt Indenture, the term “Senior Indebtedness” means (a) all indebtedness and obligations of Sysco existing on the date of the Subordinated Debt Indenture or created, incurred or assumed thereafter, and which (i) are for money borrowed; (ii) are evidenced by any bond, note, debenture or similar instrument; (iii) represent the unpaid balance on the purchase price of any assets or services of any kind; (iv) are obligations as lessee under any lease of property, equipment or other assets required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles; (v) are reimbursement obligations with respect to letters of credit or other similar instruments; (vi) are obligations under interest rate, currency or other indexed exchange agreements, agreements for caps or floors on interest rates, foreign exchange agreements or any other similar agreements; (vii) are obligations under any guaranty, endorsement or other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness or obligations of other persons of the types referred to in clauses (i) through (vi) above (other than endorsements for collection or deposits in the ordinary course of business); or (viii) are obligations of other persons of the type referred to in clauses (i) through (vii) above secured by a lien to which any of our properties or assets are subject, whether or not the obligations secured thereby shall have been issued by us or shall otherwise be our legal liability; and (b) any deferrals, renewals, amendments, modifications, refundings or extensions of any such indebtedness or obligations of the types referred to above. However, notwithstanding the foregoing, Senior Indebtedness does not include (1) any indebtedness of Sysco to any of our subsidiaries, (2) any indebtedness or obligation of Sysco which by its express terms is stated to be not superior in the right of payment to the subordinated debt securities or to rank pari passu with, or to be subordinated to, the subordinated debt securities, or (3) any indebtedness or obligation incurred by us in connection with the purchase of any assets or services in the ordinary course of business and which constitutes a trade payable or account payable. (Subordinated Debt Indenture, Section 1.1).

By reason of such subordination, in the event of insolvency, holders of subordinated debt securities who are not holders of Senior Indebtedness may recover less, ratably, than holders of Senior Indebtedness.

If this prospectus is being delivered in connection with a series of subordinated debt securities, the applicable prospectus supplement or the information incorporated herein by reference will set forth the approximate amount of Senior Indebtedness outstanding as of the end of the most recent fiscal quarter.

Merger or Consolidation

Each of the Indentures provides that we may merge or consolidate with any other person or persons (whether or not affiliated with us), and we may sell, convey, transfer or lease all or substantially all of our property to any other person or persons (whether or not affiliated with us), so long as we meet the following conditions:

1.	Either (a) the transaction is a merger or consolidation, and Sysco is the surviving entity; or (b) the successor person (or the person which acquires by sale, conveyance, transfer or lease substantially all of our property) is a corporation organized under the laws of the United States or any state thereof and expressly assumes, by supplemental indenture satisfactory to the Trustee, all of our obligations under the Indenture and the relevant debt securities and coupons; and

2.	Immediately after giving effect to the transaction, no Event of Default (and no event or condition which, after notice or lapse of time or both, would become an Event of Default) shall have occurred and be continuing with respect to any series of debt security outstanding under the relevant Indenture.

(Senior and Subordinated Debt Indentures, Section 9.1).

In the event of any of the above transactions, if there is a successor person as described in paragraph (1)(b) immediately above, then the successor will expressly assume all of our obligations under the Indenture and automatically be substituted for us in the Indenture and as issuer of the debt securities. Further, if the transaction is in the form of a sale or conveyance, after any such transfer (except in the case of a lease), Sysco will be discharged from all obligations and covenants under the Indenture and all debt securities issued thereunder and may be liquidated and dissolved. (Senior and Subordinated Debt Indentures, Section 9.2).

Events of Default

An Event of Default is defined under each Indenture with respect to debt securities of any series issued under such Indenture as being: (a) default in payment of any principal of or premium, if any, on the debt securities of such series, either at maturity, upon any redemption, by declaration or otherwise (including a default in the deposit of any sinking fund payment with respect to the debt securities of such series when and as due); (b) default for 30 days in payment of any interest on any debt securities of such series; (c) default for 90 days after written notice (given by the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding securities of all series affected by the default) in the observance or performance of any other covenant or agreement in respect of the debt securities of such series or such Indenture other than a covenant or agreement which is not applicable to the debt securities of such series, or a covenant or agreement with respect to which more particular provision is made; (d) certain events of bankruptcy, insolvency or reorganization; or (e) any other Event of Default provided in the supplemental indenture under which such series of debt securities is issued, or in the form of debt security for such series. (Senior and Subordinated Debt Indentures, Section 5.1).

Under each Indenture, if an Event of Default occurs and is continuing with respect to a series, then either the Trustee or the holders of 25% or more in principal amount of the outstanding debt securities of the affected series (voting as a single class) may declare the principal (or such portion thereof as may be specified in the terms thereof) of all debt securities of all affected series (plus any interest accrued thereon) to be due and payable immediately (unless the principal of such series has already become due and payable). However, upon certain conditions, such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal of (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the outstanding debt securities of all such affected series (treated as one class). If an Event of Default due to certain events of bankruptcy, insolvency or reorganization shall occur, the principal (or such portion thereof as may be specified in the terms thereof) of and interest accrued on all debt securities then outstanding shall become due and payable immediately, without action by the Trustees or the holders of any such debt securities. (Senior and Subordinated Debt Indentures, Sections 5.1 and 5.10).

Each Indenture requires the Trustee to give notice, within 90 days after the occurrence of default with respect to the securities of any series, of all defaults with respect to that series known to the Trustee (i) if any unregistered securities of that series are then outstanding, to the holders thereof, by publication at least once in a newspaper in New York and London and (ii) to all holders of registered securities of such series by way of mail, unless in each case such defaults have been cured before mailing or publication. Except in the case of default in the payment of the principal of or interest on any of the securities of such series, or in the payment of any sinking fund installment on such series, the Trustee will be protected in withholding such notice if and so long as the Trustee’s board of directors, the Trustee’s executive committee or a trust committee of directors or trustees and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the holders of such series. (Senior and Subordinated Debt Indentures, Section 5.11)

Each Indenture entitles the Trustee, subject to the duty of the Trustee during a default to act with the required standard of care, to be indemnified by the holders of debt securities issued under such Indenture before proceeding to exercise any right or power under such Indenture at the request of such holders. (Senior and Subordinated Debt Indentures, Sections 5.6 and 6.2). Subject to such indemnification and certain other limitations, the holders of a majority in principal amount of the outstanding debt securities of each affected series issued under such Indenture (treated as one class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series. (Senior and Subordinated Debt Indentures, Section 5.9). The Indenture does not require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there are reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it. (Senior and Subordinated Debt Indentures, Section 6.1).

Each Indenture provides that no holder of debt securities of any series or of any coupon issued under such Indenture may institute any action against Sysco under such Indenture (except actions for payment of overdue principal, premium, if any, or interest) unless (1) such holder previously shall have given to the Trustee written notice of default and continuance thereof, (2) the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series issued under such Indenture (treated as one class) shall have requested the Trustee to institute such action and shall have offered the Trustee reasonable indemnity, (3) the Trustee shall not have instituted such action within 60 days of such request, and (4) the Trustee shall not have received direction inconsistent with such written request by the holders of a majority in principal amount of the outstanding debt securities of each affected series issued under such Indenture (treated as one class). (Senior and Subordinated Debt Indentures, Sections 5.6 and 5.9).

Each Indenture contains a covenant that we will file annually with the Trustee a certificate stating whether or not we are in compliance (without regard to grace periods or notice requirements) with all conditions and covenants of the Indenture and, if we are not in compliance, describing the nature and status of the non-compliance. (Senior and Subordinated Debt Indentures, Section 3.5).

Defeasance

Each Indenture provides that we may defease and be discharged from any and all obligations (except as described below) with respect to the debt securities of any series which have not already been delivered to the Trustee for cancellation and which have either become due and payable or are by their terms due and payable within one year (or scheduled for redemption within one year) by irrevocably depositing with the Trustee, as trust funds, money or, in the case of debt securities payable only in U.S. dollars, U.S. Government Obligations (as defined) which through the payment of principal and interest in accordance with their terms will provide money, in an amount certified to be sufficient to pay at maturity (or upon redemption) the principal of (and premium, if any) and interest on such debt securities. Such defeasance does not apply to obligations related to the following (the “Surviving Obligations”):

•	registration of the transfer or exchange of the debt securities of such series and of coupons appertaining thereto;

•	Issuer’s right to optional redemption, if any;

•	substitution of mutilated, destroyed, lost or stolen debt securities of such series or coupons appertaining thereto;

•	maintenance of an office or agency in respect of the debt securities of such series;

•	receipt of payment of principal and interest on the stated due dates (but any rights of holders to force redemption of the debt securities does not survive);

•	rights, obligations, duties and immunities of the Trustee; and

•	rights of Holders as beneficiaries of any trust created as described above for purposes of the defeasance.

In addition, each Indenture provides that with respect to each series of debt securities issued under such Indenture, even if the debt securities will not become due and payable within one year, we may elect either (a) to defease and be discharged from all obligations with respect to the debt securities of such series (except for the Surviving Obligations) or (b) to be released from only the restrictions described under “Senior Debt,” if applicable, and “Merger or Consolidation” and, to the extent specified in connection with the issuance of such series of debt securities, other covenants applicable to such series of debt securities, by meeting certain conditions. Those conditions include depositing with the Trustee (or other qualifying trustee), in trust for such purpose, money (or, in the case of debt securities payable only in U.S. dollars, U.S. Government Obligations which through the payment of principal and interest in accordance with their terms will provide money) in an amount certified to be sufficient to pay at maturity (or upon redemption) the principal of (and premium, if any) and interest on the debt securities of such series. Such a trust may only be established if, among other things, we have delivered to the Trustee an opinion of counsel (as specified in the Indenture) to the effect that the holders of the debt securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred. Such opinion, in the case of a defeasance under clause (a) above, must refer to and be based upon a ruling of the Internal Revenue Service or a change in applicable Federal income tax law occurring after the date of such Indenture.

In the event of any defeasance of any series of subordinated debt securities issued thereunder, the Subordinated Debt Indenture provides that holders of all outstanding Senior Indebtedness will receive written notice of such defeasance. (Senior and Subordinated Debt Indentures, Section 10.1).

The foregoing provisions relating to defeasance may be modified in connection with the issuance of any series of debt securities, and any such modification will be described in the applicable prospectus supplement.

Modification of the Indentures

Under each of the Indentures, we may enter into supplemental indentures with the Trustee without the consent of the holders of debt securities in order to accomplish any of the following: (a) secure any debt securities, (b) evidence the assumption by a successor corporation of our obligations, (c) add covenants or Events of Default for the protection of the holders of any debt securities, (d) cure any ambiguity or correct any inconsistency in such Indenture or add any other provision which shall not adversely affect the interests of the holders of the debt securities, (e) establish the forms or terms of debt securities of any series or of the coupons appertaining to such debt securities, and (f) evidence the acceptance of appointment by a successor trustee. (Senior and Subordinated Debt Indentures, Section 8.1). Under the Senior Debt Indenture, we may also enter into supplemental indentures with the Trustee without the consent of the holders of debt securities in order to add additional guarantees or additional guarantors in respect of all or any series of debt securities under the Indentures, or evidence the release and discharge of any guarantor from its obligations under its guarantees of all or any series of debt securities and its obligations under the Indentures in accordance with the terms of the Indentures. (Senior Debt Indenture, Section 8.1, as amended by the Thirteenth Supplemental Indenture).

Each Indenture also contains provisions permitting the Trustee and us, with the consent of the holders of not less than a majority in principal amount of the debt securities of all series issued under such Indenture then outstanding and affected (voting as one class), to add any provisions to, or change in any manner or eliminate any of the provisions of, such Indenture or modify in any manner the rights of the holders of the debt securities of each series so affected. However, we may not do any of the following without the consent of the holder of each outstanding debt security affected thereby:

•	extend the final maturity of any debt security, or reduce the principal amount thereof,

•	reduce the rate (or alter the method of computation) of interest thereon or extend the time for payment thereof,

•	reduce (or alter the method of computation of) any amount payable on redemption or repayment thereof or extend the time for payment thereof,

•	change the currency in which the principal thereof, premium, if any, or interest thereon is payable,

•	reduce the amount payable upon acceleration,

•	alter certain provisions of the Indenture relating to the debt securities issued thereunder not denominated in U.S. dollars,

•	impair or affect the right to institute suit for the enforcement of any payment on any debt security when due,

•	if the debt securities provide therefor, impair or affect any right of repayment at the option of the holder of such debt securities, or

•	reduce the percentage in principal amount of debt securities of any series, the consent of the holders of which is required for any of the foregoing modifications.

(Senior and Subordinated Debt Indentures, Section 8.2).

In addition, the Subordinated Debt Indenture provides that it may not be amended to alter the subordination of any outstanding subordinated debt securities without the consent of each holder of Senior Indebtedness then outstanding whose rights would be adversely affected thereby. (Subordinated Debt Indenture, Section 8.6).

Governing Law

Each of the Indentures provides that it and the debt securities issued thereunder shall be deemed to be a contract under, and for all purposes shall be construed in accordance with, the laws of the State of New York. The guarantees also will be governed by New York law.

The Trustee

The Indenture provides that if an event of default occurs and is continuing, the Trustee must use the degree of care and skill of a prudent person in the conduct of such person’s own affairs. The Trustee will become obligated to exercise any of its powers under the applicable Indenture at the request of any of the holders of any debt securities only after those holders have offered the Trustee indemnity reasonably satisfactory to it.

The Trustee may engage in other transactions with us. If it acquires any conflicting interest, however, it must eliminate that conflict or resign.

The Bank of New York Mellon Trust Company, N.A., the Trustee under the Senior Debt Indenture, is an affiliate of one of a number of banks with which we maintain ordinary banking relationships, for which they receive customary fees. BNY Mellon Capital Markets, LLC, an affiliated company with the trustee, is one of the dealers we currently use for our commercial paper program.

Paying and Paying Agents

Unless we inform you otherwise in the prospectus supplement, we will make payments on the debt securities in U.S. dollars at the office of the applicable trustee or any paying agent we designate. At our option, we may make payments by check mailed to the holder’s registered address or, with respect to global debt securities, by wire transfer. Unless we inform you otherwise in the prospectus supplement, we will make interest payments to the person in whose name the debt security is registered at the close of business on the record date for the interest payment.

Unless we inform you otherwise in the prospectus supplement, we will designate the trustee under each indenture as our paying agent for payments on debt securities we issue under that indenture. We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts.

PLAN OF DISTRIBUTION

We may sell the securities being offered hereby in one or more of the following ways from time to time:

•	directly to purchasers;

•	through agents;

•	through underwriters;

•	through dealers; or

•	through a combination of any of these methods of sale.

We may sell the securities directly, for cash or in exchange for assets. In that event, no underwriters or agents would be involved. Offers to purchase the securities may be solicited by agents designated by us from time to time. Any such agent, who may be deemed to be an underwriter as that term is defined in the Securities Act, involved in the offer or sale of any securities will be named, and any commissions payable by us to such agent will be set forth, in the prospectus supplement relating to the securities. Unless otherwise indicated in the prospectus supplement, any such agent will be acting on a best efforts basis for the period of its appointment. We may agree to indemnify any such agents against certain liabilities, including liabilities under the Securities Act. Such agents might also be customers of ours, or otherwise engage in transactions with or perform services for us in the ordinary course of business.

We may conduct an offering of the securities through underwriters (by entry into an underwriting agreement) from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. If we do so, we will name the underwriters and describe the terms of our sale of the securities to them in the prospectus supplement relating to such the securities, which will be used by the underwriters to make resales of the securities. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in the prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to several conditions, and the underwriters will be obligated to purchase all the offered securities if they purchase any of them. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers. We might agree to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. Such underwriters might also be customers of ours, or otherwise engage in transactions with or perform services for us in the ordinary course of business.

We may conduct an offering of the securities through dealers from time to time. If we do so, we would sell the securities to the dealer, who may be deemed to be an underwriter as that term is defined in the Securities Act, as principal. The dealer might then resell the securities to the public at varying prices to be determined by such dealer at the time of resale. We might agree to indemnify the dealers against certain liabilities, including liabilities under the Securities Act. Such dealers might also be customers of ours, or otherwise engage in transactions with or perform services for us in the ordinary course of business.

We may also authorize agents, underwriters or dealers to solicit offers by certain institutions to purchase securities from us at a particular public offering price pursuant to delayed delivery contracts (“Contracts”) providing for payment and delivery on a particular date or dates. If we do so, we will describe such Contracts in the relevant prospectus supplement, including the price and date or prices and dates provided by such Contracts. Contracts may be entered into for a variety of reasons, including (without limitation) the need to assemble a pool of collateral, the need to match a refunding date or interest coupon date, or to meet the business needs of the purchaser. Each Contract will be for an amount not less than, and the aggregate principal amount of securities sold pursuant to Contracts shall not be less nor more than, the respective amounts stated in such prospectus supplement. Institutions with whom Contracts, when authorized, may be made include commercial and savings banks, insurance companies, pension funds, investment companies, education and charitable institutions and other institutions, but will in all cases be subject to our approval. Contracts will not be subject to any conditions except that (i) the purchase by a purchaser of the securities covered by its Contract shall not at the time of delivery be prohibited under the laws of any jurisdiction in the United States to which such purchaser is subject and (ii) we shall have sold, and delivery shall have taken place to the underwriters named in the prospectus supplement, such part of the securities as is to be sold to them. The prospectus supplement will set forth the commission payable to agents, underwriters or dealers soliciting purchases of the securities pursuant to Contracts accepted by us. The underwriters and such agents or dealers will not have any responsibility in respect of the validity or performance of Contracts.

Each series of debt securities will be a new issue of securities with no established trading market. Any underwriters to whom debt securities are sold by us for public offering and sale may make a market in such debt securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of the trading market for any debt securities.

Each series of securities will be a new issue and, other than our common stock, which is listed on The New York Stock Exchange, will have no established trading market. Any shares of common stock sold pursuant to a prospectus supplement will be listed on the New York Stock Exchange, subject to official notice of issuance, or on such other trading market on which our shares of common stock may be listed from time to time. We may elect to list any series of securities on an exchange, and in the case of common stock, on any additional exchange, but, unless otherwise specified in the applicable prospectus supplement, we shall not be obligated to do so. No assurance can be given as to the liquidity of the trading market for any of the securities. Any underwriters to whom we sell securities for public offering and sale may make a market in the securities, but these underwriters will not be obligated to do so and may discontinue any market making at any time without notice.

In connection with an offering of securities pursuant to this prospectus, the underwriters may over-allot or effect transactions that stabilize or maintain the market prices of the securities offered hereby or our other securities at levels above those which might otherwise prevail in the open market. Any underwriter may engage in over-allotment, stabilizing and syndicate short covering transactions and penalty bids only in compliance with Regulation M of the Securities Exchange Act of 1934. If we offer securities in an “at the market” offering, stabilizing transactions will not be permitted. Over-allotment involves sales in excess of the offering size, which creates a short position. Stabilizing transactions involve bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Syndicate short covering transactions involve purchases of securities in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the underwriters to reclaim selling concessions from dealers when the securities originally sold by the dealers are purchased in covering transactions to cover syndicate short positions. These transactions may cause the price of the securities sold in an offering to be higher than it would otherwise be. They may effect such transactions on an exchange or in the over-the-counter market. If the underwriters commence such stabilizing, it may be discontinued at any time.

We will describe in a prospectus supplement the terms of the offering of securities, including:

•	the name or names of any underwriters or agents;

•	the purchase price of the securities being offered and the proceeds or property we will receive from the sale;

•	any over-allotment options under which underwriters may purchase additional securities from us;

•	any underwriting discounts or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any initial public offering price; and

•	any discounts or concessions allowed or reallowed or paid to dealers.

LEGAL MATTERS

The validity of the securities and the guarantees is being passed upon for Sysco by Arnall Golden Gregory LLP, Atlanta, Georgia. Jonathan Golden, the sole stockholder of Jonathan Golden P.C. (a partner of Arnall Golden Gregory LLP), is a director of Sysco. As of August 25, 2015, attorneys with Arnall Golden Gregory LLP involved in the preparation of this prospectus, and the registration statement of which it is a part, beneficially owned an aggregate of approximately 1,302 shares of Sysco’s common stock.

Certain legal matters relating to offerings of the securities and the related guarantees will be passed upon on behalf of the applicable dealers, underwriters or agents by counsel named in the applicable prospectus supplement.

EXPERTS AND INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Sysco Corporation and subsidiaries appearing in Sysco Corporation’s Annual Report (Form 10-K) for the year ended June 27, 2015, and the effectiveness of Sysco Corporation and subsidiaries’ internal control over financial reporting as of June 27, 2015 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	Other Expenses of Issuance and Distribution

The following table sets forth the expenses, other than underwriting discounts and commissions, payable by us in connection with the sale of securities being registered hereby. All amounts are estimates:

Amount to be paid (1)
Securities and Exchange Commission Filing Fee	$(2)
Rating Agency Fees	(1)
Fees and Expenses of Indenture Trustees	(1)
Printing Expenses	(1)
Accountants’ Fees and Expenses	(1)
Legal Fees and Expenses	(1)
Miscellaneous Expenses	(1)
Total	$(1)

(1)	Because an indeterminate amount of securities are covered by this Registration Statement and the number of offerings are indeterminable, the expenses in connection with the issuance and distribution of the securities are not currently determinable.
(2)	In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of the registration fees for this registration statement. Accordingly, applicable SEC filing fees are not estimated at this time.

ITEM 15.	Indemnification of Directors and Officers

Charter and Bylaws. Sysco’s Certificate of Incorporation and Bylaws provide for indemnification of Sysco’s directors and officers against all expense, liability and loss reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was a director or officer of the Registrant, to the fullest extent permitted by Delaware General Corporation Law (except that, generally, indemnification is not available for proceedings brought by the director or officer). This indemnification extends also to directors or officers who serve as agents for any entity at Sysco’s request, including, for example, persons who serve as agents for Sysco’s employee benefit plans. In addition, Sysco’s Certificate of Incorporation includes a provision eliminating, to the fullest extent permitted by Delaware law, the personal liability of directors for monetary damages for breaches of fiduciary duty. Sysco may also advance expenses incurred by a director or officer in defending a proceeding before the final disposition of the proceeding so long as the officer or director undertakes to repay the advanced amounts in the event it is ultimately determined that he or she is not entitled to be indemnified. Sysco may only advance expenses incurred by a director or officer in his or her capacity as a director or officer and not in any other capacity, such as service to an employee benefit plan. Sysco’s Bylaws provide that rights to indemnification and advancement of expenses are deemed to have fully vested at the time the indemnitee assumes his or her position with Sysco.

Delaware Law. Delaware General Corporation Law currently requires Sysco to indemnify a director or officer for all expenses incurred by him or her (including attorney’s fees) when he or she is successful (on the merits or otherwise) in defense of any proceeding brought by reason of the fact that he or she is or was a director or officer of Sysco. In addition, with respect to all proceedings other than proceedings by or in the right of the corporation, Delaware law allows Sysco to indemnify a director or officer against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, even if the director or officer is not successful on the merits, if he or she:

•	acted in good faith;

•	acted in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and

•	in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Sysco may indemnify directors and officers with respect to proceedings brought by or in the right of the corporation to the same extent as with respect to other proceedings, except that if the director or officer is held liable to Sysco in the proceeding, then Sysco may not indemnify the director or officer unless a court determines that even though he or she was held liable to Sysco, the officer or director is nonetheless fairly and reasonably entitled to indemnification.

Except for indemnification mandated by law or ordered by a court, Sysco may not indemnify an agent without a formal determination that the required criteria have been met. In the case of officers and directors, the determination must be made by a majority of the disinterested directors (or a committee appointed by them), independent legal counsel in a written opinion, or the stockholders.

Sysco may advance expenses incurred by a current officer or director in defending a proceeding before the final disposition of the proceeding, if the officer or director undertakes to repay the advanced amounts in the event it is ultimately determined that he or she is not entitled to be indemnified. Sysco may advance expenses to other agents upon whatever terms and conditions it deems appropriate.

Plan Provisions. Certain of Sysco’s employee benefit plans provide indemnification of directors and other agents against certain claims arising from administration of such plans.

D&O Insurance. Sysco maintains liability insurance for its directors and officers covering, subject to certain exceptions, any actual or alleged negligent act, error, omission, misstatement, misleading statement, neglect or breach of duty by such directors or officers, individually or collectively, in the discharge of their duties in their capacity as directors and officers of the Registrant.

ITEM 16.	Exhibits

Exhibit No.	Description

1†	Form of Underwriting Agreement

4(a)	Restated Certificate of Incorporation (incorporated by reference to Exhibit 3(a) to Form 10-K for the year ended June 28, 1997, File No. 1-6544).

4(b)	Certificate of Amendment to Restated Certificate of Incorporation increasing authorized shares (incorporated by reference to Exhibit 3(e) to Form 10-Q for the quarter ended December 27, 2003, File No. 1-6544).

4(c)	Form of Amended Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock (incorporated by reference to Exhibit 3(c) to Form 10-K for the year ended June 29, 1996, File No. 1-6544).

Exhibit No.	Description

4(d)	Amended and Restated Bylaws of Sysco Corporation dated November 14, 2013 (incorporated by reference to Exhibit 3.01 to Form 8-K filed on November 20, 2013, File No. 1-6544).

4(e)	Senior Debt Indenture, dated as of June 15, 1995, between Sysco Corporation and First Union National Bank, as Trustee (incorporated by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form S-3, Reg. No. 33-60023).

4(f)	Form of Guarantee of Indebtedness of Sysco Corporation as executed by Sysco’s U.S. Broadline subsidiaries (incorporated by reference to Exhibit 4.1 to Form 8-K filed on January 20, 2011, File No. 1-6544).

4(g)	Letter from Sysco Corporation regarding appointment of new Trustee under the Senior Debt Indenture (incorporated by reference to Exhibit 4.7 to Form 10-Q for the quarter ended December 29, 2007, File No. 1-6544).

4(h)	Form of Subordinated Debt Indenture between Sysco Corporation and , as Trustee (incorporated by reference to Exhibit 4(b) to the Registrant’s Registration Statement on Form S-3, Reg. No. 33-60023).

4(i)	Agreement of Resignation, Appointment and Acceptance, dated February 13, 2007, by and among Sysco Corporation and Sysco International Co., a wholly-owned subsidiary of Sysco Corporation, U.S. Bank National Association and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4(h) to the Registrant’s Registration Statement on Form S-3, Reg. No. 333-149086).

4(j)†	Form of Senior Debt Supplemental Indenture between Sysco Corporation and , as Trustee.

4(k)†	Form of Senior Debt Supplemental Indenture between Sysco Corporation and , as Trustee.

4(l)†	Form of Guarantee of Senior Debt Securities.

4(m)†	Form of Guarantee of Subordinated Debt Securities.

5*	Opinion of Arnall Golden Gregory LLP as to legality of securities being registered.

12	Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to Form 10-K for the year ended June 27, 2015, File No. 1-6544).

23.1*	Consent of Arnall Golden Gregory LLP (included in opinion filed as Exhibit 5)

23.2*	Consent of Ernst & Young LLP

24*	Power of Attorney (set forth on the signature pages to this registration statement).

25*	Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939 of the Bank of New York Mellon Trust Company, N.A.

*	filed herewith.
†	To be filed as an exhibit to a Current Report on Form 8-K and incorporated by reference herein.

ITEM 17.	Undertakings

The undersigned registrant hereby undertakes as follows:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Act to any purchaser:

(i) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for purposes of determining any liability under the Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) That, for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(8) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(9) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

(10) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 25, 2015.

SYSCO CORPORATION

By:	/s/ WILLIAM J. DELANEY
William J. DeLaney
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Joel T. Grade and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ WILLIAM J. DELANEY William J. DeLaney	President, Chief Executive Officer and Director (principal executive officer)	August 25, 2015

/s/ ROBERT C. KREIDLER Robert C. Kreidler	Executive Vice President and Chief Financial Officer (principal financial officer)	August 25, 2015

/s/ JOEL T. GRADE Joel T. Grade	Senior Vice President, Finance and Chief Accounting Officer (principal accounting officer)	August 25, 2015

/s/ JACKIE M. WARD Jackie M. Ward	Chairman of the Board	August 25, 2015

/s/ JOHN M. CASSADAY John M. Cassaday	Director	August 25, 2015

/s/ JUDITH B. CRAVEN Judith B. Craven	Director	August 25, 2015

/s/ LARRY C. GLASSCOCK Larry C. Glasscock	Director	August 25, 2015

SIGNATURE	TITLE	DATE

/s/ JONATHAN GOLDEN Jonathan Golden	Director	August 25, 2015

/s/ JOSEPH A. HAFNER, JR. Joseph A. Hafner, Jr.	Director	August 25, 2015

/s/ HANS-JOACHIM KOERBER Hans-Joachim Koerber	Director	August 25, 2015

/s/ NANCY S. NEWCOMB Nancy S. Newcomb	Director	August 25, 2015

/s/ RICHARD G. TILGHMAN Richard G. Tilghman	Director	August 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Halfmoon, State of New York, on June 1, 2015.

SYSCO ALBANY, LLC

By:	/s/ WILFRED J. CARTIER III
Wilfred J. Cartier III
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ WILFRED J. CARTIER III Wilfred J. Cartier III	President (principal executive officer)	June 1, 2015

/s/ JOSEPH GUARINO Joseph Guarino	Vice President, Finance and Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of College Park, State of Georgia, on June 1, 2015.

SYSCO ATLANTA, LLC

By:	/s/ SEAN HYSLOP
Sean Hyslop
Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ SEAN HYSLOP Sean Hyslop	Executive Vice President (principal executive officer)	June 1, 2015

/s/ MARK ZUCKER Mark Zucker	Vice President, Finance and Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ MICHAEL K. BRAWNER Michael K. Brawner	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jessup, State of Maryland, on June 1, 2015.

SYSCO BALTIMORE, LLC

By:	/s/ KEITH D. SHAPIRO
Keith D. Shapiro
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ KEITH D. SHAPIRO Keith D. Shapiro	President (principal executive officer)	June 1, 2015

/s/ RICHARD M. TRIOLO Richard M. Triolo	Vice President, Finance and Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ MICHAEL K. BRAWNER Michael K. Brawner	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baraboo, State of Wisconsin, on June 1, 2015.

SYSCO BARABOO, LLC

By:	/s/ TROY A. VEST
Troy A. Vest
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ TROY A. VEST Troy A. Vest	President (principal executive officer)	June 1, 2015

/s/ JENNIFER HILLAND Jennifer Hilland	Vice President, Finance and Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ SEAN T. MCCAUSLAND Sean T. McCausland	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plympton, State of Massachusetts, on June 1, 2015.

SYSCO BOSTON, LLC

By:	/s/ CHARLES H. FRASER
Charles H. Fraser
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ CHARLES H. FRASER Charles H. Fraser	President (principal executive officer)	June 1, 2015

/s/ THOMAS CRYTSER Thomas Crytser	Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calera, State of Alabama, on June 1, 2015.

SYSCO CENTRAL ALABAMA, INC.

By:	/s/ DAVID R. DICKSON
David R. Dickson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ DAVID R. DICKSON David R. Dickson	President (principal executive officer)	June 1, 2015

/s/ CHARLES FRAZIER Charles Frazier	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

/s/ TIM K. BROWN Tim K. Brown	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Modesto, State of California, on June 1, 2015.

SYSCO CENTRAL CALIFORNIA, INC.

By:	/s/ ELIZABETH ASPRAY
Elizabeth Aspray
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ ELIZABETH ASPRAY Elizabeth Aspray	President (principal executive officer)	June 1, 2015

/s/ ROBIN KAWASHIMIA Robin Kawashimia	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ocoee, State of Florida, on June 1, 2015.

SYSCO CENTRAL FLORIDA, INC.

By:	/s/ JOSEPH H. WOOD
Joseph H. Wood
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ JOSEPH H. WOOD Joseph H. Wood	President (principal executive officer)	June 1, 2015

/s/ RICHARD A. MATTHEWS Richard A. Matthews	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ TIM K. BROWN Tim K. Brown	Director	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lincoln, State of Illinois, on June 1, 2015.

SYSCO CENTRAL ILLINOIS, INC.

By:	/s/ DEAN E. ROBERT, JR.
Dean E. Robert, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ DEAN E. ROBERT, JR. Dean E. Robert, Jr.	President (principal executive officer)	June 1, 2015

/s/ ANDREW HEPPE Andrew Heppe	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ SEAN MCCAUSLAND Sean McCausland	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harrisburg, State of Pennsylvania, on June 1, 2015.

SYSCO CENTRAL PENNSYLVANIA, LLC

By:	/s/ DEBRA S. ULRICH
Debra S. Ulrich
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ DEBRA S. ULRICH Debra S. Ulrich	President (principal executive officer)	June 1, 2015

/s/ LOUIS CITRO Louis Citro	Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Concord, State of North Carolina, on June 1, 2015.

SYSCO CHARLOTTE, LLC

By:	/s/ BRUCE H. MATTHEWS
Bruce H. Matthews
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ BRUCE H. MATTHEWS Bruce H. Matthews	President (principal executive officer)	June 1, 2015

/s/ LASHONDA SEAY LaShonda Seay	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ MICHAEL K. BRAWNER Michael K. Brawner	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Plaines, State of Illinois, on June 1, 2015.

SYSCO CHICAGO, INC.

By:	/s/ GARY SALVESTRINI
Gary Salvestrini
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ GARY SALVESTRINI Gary Salvestrini	President (principal executive officer)	June 1, 2015

/s/ LARRY SMISEK Larry Smisek	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ SEAN MCCAUSLAND Sean McCausland	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on June 1, 2015.

SYSCO CINCINNATI, LLC

By:	/s/ MICHAEL HAUNERT
Michael Haunert
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ MICHAEL HAUNERT Michael Haunert	President (principal executive officer)	June 1, 2015

/s/ DAN PINSEL Dan Pinsel	Vice President, Finance (principal financial officer and principal accounting officer)	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on June 1, 2015.

SYSCO CLEVELAND, INC.

By:	/s/ JEFFREY S. MOORE
Jeffrey S. Moore
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ JEFFREY S. MOORE Jeffrey S. Moore	President (principal executive officer)	June 1, 2015

/s/ JOHN ZAJACZ John Zajacz	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbia, State of South Carolina, on June 1, 2015.

SYSCO COLUMBIA, LLC

By:	/s/ TROY BARNES
Troy Barnes
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ TROY BARNES Troy Barnes	President (principal executive officer)	June 1, 2015

/s/ STEPHEN L. CROWE, JR. Stephen L. Crowe, Jr.	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ MICHAEL K. BRAWNER Michael K. Brawner	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rock Hill, State of Connecticut, on June 1, 2015.

SYSCO CONNECTICUT, LLC

By:	/s/ ALAN S. ROSENBLATT
Alan S. Rosenblatt
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ ALAN S. ROSENBLATT Alan S. Rosenblatt	President (principal executive officer)	June 1, 2015

/s/ CHRISTOPHER MILLER Christopher Miller	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Michigan, on June 1, 2015.

SYSCO DETROIT, LLC

By:	/s/ TED BEHEN
Ted Behen
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ TED BEHEN Ted Behen	President (principal executive officer)	June 1, 2015

/s/ WILLIAM SPURGEON William Spurgeon	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pocomoke, State of Maryland, on June 1, 2015.

SYSCO EASTERN MARYLAND, LLC

By:	/s/ MICHAEL GERSHENFELD
Michael Gershenfeld
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ MICHAEL GERSHENFELD Michael Gershenfeld	President (principal executive officer)	June 1, 2015

/s/ DONALD F. REPINE Donald F. Repine	Vice President, Finance and Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ MICHAEL K. BRAWNER Michael K. Brawner	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Wisconsin, on June 1, 2015.

SYSCO EASTERN WISCONSIN, LLC

By:	/s/ ROBERT HUETHER
Robert Huether
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ ROBERT HUETHER Robert Huether	President (principal executive officer)	June 1, 2015

/s/ SARA A. JACKLIN Sara A. Jacklin	Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ SEAN MCCAUSLAND Sean McCausland	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Grand Rapids, State of Michigan, on June 1, 2015.

SYSCO GRAND RAPIDS, LLC

By:	/s/ TOM SHAEFFER
Tom Shaeffer
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ TOM SHAEFFER Tom Shaeffer	President (principal executive officer)	June 1, 2015

/s/ MARK LEE Mark Lee	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Geneva, State of Alabama, on June 1, 2015.

SYSCO GULF COAST, INC.

By:	/s/ CHRISTOPHER R. MCCOLLUM
Christopher R. McCollum
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ CHRISTOPHER R. MCCOLLUM Christopher R. McCollum	President (principal executive officer)	June 1, 2015

/s/ DEAN NICHOLS Dean Nichols	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

/s/ TIM K. BROWN Tim K. Brown	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Suffolk, State of Virginia, on June 1, 2015.

SYSCO HAMPTON ROADS, INC.

By:	/s/ SCOTT T. THIBODEAU
Scott T. Thibodeau
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ SCOTT T. THIBODEAU Scott T. Thibodeau	President (principal executive officer)	June 1, 2015

/s/ MICHAEL S. LAROCK Michael S. LaRock	Vice President; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ MICHAEL K. BRAWNER Michael K. Brawner	Director	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on June 1, 2015.

SYSCO INDIANAPOLIS, LLC

By:	/s/ STEPHEN M. NEELY
Stephen M. Neely
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ STEPHEN M. NEELY Stephen M. Neely	President (principal executive officer)	June 1, 2015

/s/ PAUL CAHLAMER Paul Cahlamer	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ankeny, State of Iowa, on June 1, 2015.

SYSCO IOWA, INC.

By:	/s/ SUZANNE SPACK
Suzanne Spack
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ SUZANNE SPACK Suzanne Spack	President (principal executive officer)	June 1, 2015

/s/ DEBRA K. BAKER Debra K. Baker	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ SEAN MCCAUSLAND Sean McCausland	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Mississippi, on June 1, 2015.

SYSCO JACKSON, LLC

By:	/s/ BRIAN CARLEW
Brian Carlew
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ BRIAN CARLEW Brian Carlew	President (principal executive officer)	June 1, 2015

/s/ CARL. S. FOLEY Carl S. Foley	Vice President, Finance and Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ TIM K. BROWN Tim K. Brown	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on June 1, 2015.

SYSCO JACKSONVILLE, INC.

By:	/s/ RICHARD J. RAWALD
Richard J. Rawald
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ RICHARD J. RAWALD Richard J. Rawald	President (principal executive officer)	June 1, 2015

/s/ GREGORY LEE Gregory Lee	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ TIM K. BROWN Tim K. Brown	Director	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Olathe, State of Kansas, on June 1, 2015.

SYSCO KANSAS CITY, INC.

By:	/s/ JOSEPH MARTINES
Joseph Martines
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ JOSEPH MARTINES Joseph Martines	President (principal executive officer)	June 1, 2015

/s/ ROBERT M. BINGHAM Robert M. Bingham	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ RICHARD A. JOHNSTON Richard A. Johnston	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 1, 2015.

SYSCO KNOXVILLE, LLC

By:	/s/ LISA M. HEALY
Lisa M. Healy
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ LISA M. HEALY Lisa M. Healy	President (principal executive officer)	June 1, 2015

/s/ PHILLIP D. WASHBURN Phillip D. Washburn	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lincoln, State of Nebraska, on June 1, 2015.

SYSCO LINCOLN, INC.

By:	/s/ KIM K. BROWN
Kim K. Brown
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ KIM K. BROWN Kim K. Brown	President (principal executive officer)	June 1, 2015

/s/ FRANK F. SCHMIDT Frank F. Schmidt	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ RICHARD A. JOHNSTON Richard A. Johnston	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Central Islip, State of New York, on June 1, 2015.

SYSCO LONG ISLAND, LLC

By:	/s/ FRANK S. RECINE
Frank S. Recine
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ FRANK S. RECINE Frank S. Recine	President (principal executive officer)	June 1, 2015

/s/ CONNIE BARONE Connie Barone	Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut, State of California, on June 1, 2015.

SYSCO LOS ANGELES, INC.

By:	/s/ HENRY D. VARNELL, III
Henry D. Varnell, III
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ HENRY D. VARNELL, III Henry D. Varnell, III	President (principal executive officer)	June 1, 2015

/s/ ERIC WATERMAN Eric Waterman	Vice President, Finance and Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, State of Kentucky, on June 1, 2015.

SYSCO LOUISVILLE, INC.

By:	/s/ STEVEN D. HOCKER
Steven D. Hocker
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ STEVEN D. HOCKER Steven D. Hocker	President (principal executive officer)	June 1, 2015

/s/ LISA BOWLING Lisa Bowling	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on June 1, 2015.

SYSCO MEMPHIS, LLC

By:	/s/ PETER J. SCATAMACCHIA
Peter J. Scatamacchia
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ PETER J. SCATAMACCHIA Peter J. Scatamacchia	President (principal executive officer)	June 1, 2015

/s/ DWUAN HAMMOND Dwuan Hammond	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, State of New Jersey, on June 1, 2015.

SYSCO METRO NEW YORK, LLC

By:	/s/ MICHAEL W. SCANLON
Michael W. Scanlon
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ MICHAEL W. SCANLON Michael W. Scanlon	President (principal executive officer)	June 1, 2015

/s/ KAREN L. CASEY Karen L. Casey	Vice President; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mounds View, State of Minnesota, on June 1, 2015.

SYSCO MINNESOTA, INC.

By:	/s/ TIMOTHY D. PETERZEN
Timothy D. Peterzen
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ TIMOTHY D. PETERZEN Timothy D. Peterzen	President (principal executive officer)	June 1, 2015

/s/ DARRELL P. GRADFORD Darrell P. Gradford	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ SEAN MCCAUSLAND Sean McCausland	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on June 1, 2015.

SYSCO MONTANA, INC.

By:	/s/ PATRICK BURTON
Patrick Burton
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ PATRICK BURTON Patrick Burton	President (principal executive officer)	June 1, 2015

/s/ STEVEN P. BODDEN Steven P. Bodden	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ RICHARD T. JOHNSTON Richard T. Johnston	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on June 1, 2015.

SYSCO NASHVILLE, LLC

By:	/s/ NICHOLAS K. TARAS
Nicholas K. Taras
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ NICHOLAS K. TARAS Nicholas K. Taras	President (principal executive officer)	June 1, 2015

/s/ JANN M. SAMUELS Jann M. Samuels	Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fargo, State of North Dakota, on June 1, 2015.

SYSCO NORTH DAKOTA, INC.

By:	/s/ MICHAEL D. HAGEN
Michael D. Hagen
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ MICHAEL D. HAGEN Michael D. Hagen	President (principal executive officer)	June 1, 2015

/s/ DEREK LEE Derek Lee	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ SEAN MCCAUSLAND Sean McCausland	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westbrook, State of Maine, on June 1, 2015.

SYSCO NORTHERN NEW ENGLAND, INC.

By:	/s/ RALPH FREIJE
Ralph Freije
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ RALPH FREIJE Ralph Freije	President (principal executive officer)	June 1, 2015

/s/ JOHN K. RODRIGUE John K. Rodrigue	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on June 1, 2015.

SYSCO PHILADELPHIA, LLC

By:	/s/ WILLIAM G. TUBB
William G. Tubb
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ WILLIAM G. TUBB William G. Tubb	President (principal executive officer)	June 1, 2015

/s/ JOHN J. GENTILE, JR. John J. Gentile, Jr.	Senior Vice President; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harmony, State of Pennsylvania, on June 1, 2015.

SYSCO PITTSBURGH, LLC

By:	/s/ CHRISTOPHER J. LOURIA
Christopher J. Louria
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ CHRISTOPHER J. LOURIA Christopher J. Louria	President (principal executive officer)	June 1, 2015

/s/ CHRISTOPHER SOLANO Christopher Solano	Chief Financial Officer; Vice President – Finance (principal financial officer)	June 1, 2015

/s/ THOMAS C. BARNES Thomas C. Barnes	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilsonville, State of Oregon, on June 1, 2015.

SYSCO PORTLAND, INC.

By:	/s/ MARK LANCTOT
Mark Lanctot
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ MARK LANCTOT Mark Lanctot	President (principal executive officer)	June 1, 2015

/s/ MICHAEL NGUYEN Michael Nguyen	Senior Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Selma, State of North Carolina, on June 1, 2015.

SYSCO RALEIGH, LLC

By:	/s/ THOMAS M. PROPPS
Thomas M. Propps
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ THOMAS M. PROPPS Thomas M. Propps	President (principal executive officer)	June 1, 2015

/s/ PAMELA S. WILLOW Pamela S. Willow	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ MICHAEL K. BRAWNER Michael K. Brawner	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fargo, State of North Dakota, on June 1, 2015.

SYSCO RIVERSIDE, INC.

By:	/s/ SAUL J. ADELSBERG
Saul J. Adelsberg
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ SAUL J. ADELSBERG Saul J. Adelsberg	President (principal executive officer)	June 1, 2015

/s/ LEONARD BRYAN Leonard Bryan	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasant Coyote, State of California, on June 1, 2015.

SYSCO SACRAMENTO, INC.

By:	/s/ JOHN W. RISPLER
John W. Rispler
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ JOHN W. RISPLER John W. Rispler	President (principal executive officer)	June 1, 2015

/s/ CONNIE C. ESTRADA Connie C. Estrada	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Poway, State of California, on June 1, 2015.

SYSCO SAN DIEGO, INC.

By:	/s/ KEVIN MANGAN
Kevin Mangan
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ KEVIN MANGAN Kevin Mangan	President (principal executive officer)	June 1, 2015

/s/ JIM HARLAN Jim Harlan	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on June 1, 2015.

SYSCO SAN FRANCISCO, INC.

By:	/s/ PATRICK KISSEE
Patrick Kissee
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ PATRICK KISSEE Patrick Kissee	President (principal executive officer)	June 1, 2015

/s/ NEIL J. CALABRESE Neil J. Calabrese	Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kent, State of Washington, on June 1, 2015.

SYSCO SEATTLE, INC.

By:	/s/ R. KEITH LUSK
R. Keith Lusk
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ R. KEITH LUSK R. Keith Lusk	President (principal executive officer)	June 1, 2015

/s/ STEVEN WILLIAMS Steven Williams	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Medley, State of Florida, on June 1, 2015.

SYSCO SOUTH FLORIDA, INC.

By:	/s/ JOHN ABREU
John Abreu
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ JOHN ABREU John Abreu	President (principal executive officer)	June 1, 2015

/s/ NATHAN A. SAMS Nathan A. Sams	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ TIM K. BROWN Tim K. Brown	Director	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Riviera Beach, State of Florida, on June 1, 2015.

SYSCO SOUTHEAST FLORIDA, LLC

By:	/s/ DON WILSON
Don Wilson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ DON WILSON Don Wilson	President (principal executive officer)	June 1, 2015

/s/ NATHAN A. SAMS Nathan A. Sams	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ TIM K. BROWN Tim K. Brown	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Post Falls, State of Idaho, on June 1, 2015.

SYSCO SPOKANE, INC.

By:	/s/ MARK LANCTOT
Mark Lanctot
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ MARK LANCTOT Mark Lanctot	President (principal executive officer)	June 1, 2015

/s/ JEFF KOLCUM Jeff Kolcum	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Charles, State of Missouri, on June 1, 2015.

SYSCO ST. LOUIS, LLC

By:	/s/ MICHAEL J. BARR
Michael J. Barr
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ MICHAEL J. BARR Michael J. Barr	President (principal executive officer)	June 1, 2015

/s/ DAVID A. MARSTALL David A. Marstall	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ SEAN MCCAUSLAND Sean McCausland	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Warners, State of New York, on June 1, 2015.

SYSCO SYRACUSE, LLC

By:	/s/ PHILLIP CAMPOLO
Phillip Campolo
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ PHILLIP CAMPOLO Phillip Campolo	President (principal executive officer)	June 1, 2015

/s/ ROBERT S. LAURIE, JR. Robert S. Laurie, Jr.	Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ CATHERINE J. KAYSER Catherine J. Kayser	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 1, 2015.

SYSCO USA I, INC.

By:	/s/ THOMAS BENĖ
Thomas Bené
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ THOMAS BENĖ Thomas Bené	President (principal executive officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ THOMAS BENĖ Thomas Bené	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 1, 2015.

SYSCO USA II, LLC

By:	/s/ THOMAS BENĖ
Thomas Bené
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ THOMAS BENĖ Thomas Bené	President (principal executive officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ THOMAS BENĖ Thomas Bené	Manager	June 1, 2015

/s/ JOEL GRADE Joel Grade	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oxnard, State of California, on June 1, 2015.

SYSCO VENTURA, INC.

By:	/s/ JERRY L. BARASH
Jerry L. Barash
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ JERRY L. BARASH Jerry L. Barash	President (principal executive officer)	June 1, 2015

/s/ JOHN GRADY John Grady	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ PAUL L. NASIR Paul L. Nasir	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harrisonburg, State of Virginia, on June 1, 2015.

SYSCO VIRGINIA, LLC

By:	/s/ DAVID R. KRAFT
David R. Kraft
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ DAVID R. KRAFT David R. Kraft	President (principal executive officer)	June 1, 2015

/s/ KENNETH S. BLACKSHAW Kenneth S. Blackshaw	Vice President, Finance; Chief Financial Officer (principal financial officer and principal accounting officer)	June 1, 2015

/s/ MICHAEL K. BRAWNER Michael K. Brawner	Manager	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Manager	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Manager	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palmetto, State of Florida, on June 1, 2015.

SYSCO WEST COAST FLORIDA, INC.

By:	/s/ LARRY L. KOELSCH
Larry L. Koelsch
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ LARRY L. KOELSCH Larry L. Koelsch	President (principal executive officer)	June 1, 2015

/s/ MATTHEW LANGE Matthew Lange	Vice President, Finance; Chief Financial Officer (principal financial officer)	June 1, 2015

/s/ TIM K. BROWN Tim K. Brown	Director	June 1, 2015

/s/ ROBERT J. DAVIS Robert J. Davis	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fargo, State of North Dakota, on June 1, 2015.

SYSCO WESTERN MINNESOTA, INC.

By:	/s/ JOSEPH R. OMANN
Joseph R. Omann
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints William J. DeLaney, Robert C. Kreidler and Russell T. Libby, or any one of them, as such person’s true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

SIGNATURE	TITLE	DATE

/s/ JOSEPH R. OMANN Joseph R. Omann	President (principal executive officer)	June 1, 2015

/s/ RAY MEYER Ray Meyer	Controller (principal financial officer and principal accounting officer)	June 1, 2015

/s/ JOEL GRADE Joel Grade	Director	June 1, 2015

/s/ RUSSELL T. LIBBY Russell T. Libby	Director	June 1, 2015

/s/ SEAN MCCAUSLAND Sean McCausland	Director	June 1, 2015

Exhibit Index

Exhibit No.	Description

1†	Form of Underwriting Agreement

4(a)	Restated Certificate of Incorporation (incorporated by reference to Exhibit 3(a) to Form 10-K for the year ended June 28, 1997, File No. 1-6544).

4(b)	Certificate of Amendment to Restated Certificate of Incorporation increasing authorized shares (incorporated by reference to Exhibit 3(e) to Form 10-Q for the quarter ended December 27, 2003, File No. 1-6544).

4(c)	Form of Amended Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock (incorporated by reference to Exhibit 3(c) to Form 10-K for the year ended June 29, 1996, File No. 1-6544).

4(d)	Amended and Restated Bylaws of Sysco Corporation dated November 14, 2013 (incorporated by reference to Exhibit 3.01 to Form 8-K filed on November 20, 2013, File No. 1-6544).

4(e)	Senior Debt Indenture, dated as of June 15, 1995, between Sysco Corporation and First Union National Bank, as Trustee (incorporated by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form S-3, Reg. No. 33-60023).

4(f)	Form of Guarantee of Indebtedness of Sysco Corporation as executed by Sysco’s U.S. Broadline subsidiaries (incorporated by reference to Exhibit 4.1 to Form 8-K filed on January 20, 2011, File No. 1-6544).

4(g)	Letter from Sysco Corporation regarding appointment of new Trustee under the Senior Debt Indenture (incorporated by reference to Exhibit 4.7 to Form 10-Q for the quarter ended December 29, 2007, File No. 1-6544).

4(h)	Form of Subordinated Debt Indenture between Sysco Corporation and , as Trustee (incorporated by reference to Exhibit 4(b) to the Registrant’s Registration Statement on Form S-3, Reg. No. 33-60023).

4(i)	Agreement of Resignation, Appointment and Acceptance, dated February 13, 2007, by and among Sysco Corporation and Sysco International Co., a wholly-owned subsidiary of Sysco Corporation, U.S. Bank National Association and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4(h) to the Registrant’s Registration Statement on Form S-3, Reg. No. 333-149086).

4(j)†	Form of Senior Debt Supplemental Indenture between Sysco Corporation and , as Trustee.

4(k)†	Form of Senior Debt Supplemental Indenture between Sysco Corporation and , as Trustee.

4(l)†	Form of Guarantee of Senior Debt Securities.

4(m)†	Form of Guarantee of Subordinated Debt Securities.

5*	Opinion of Arnall Golden Gregory LLP as to legality of securities being registered.

12	Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to Form 10-K for the year ended June 27, 2015, File No. 1-6544).

Exhibit No.	Description

23.1*	Consent of Arnall Golden Gregory LLP (included in opinion filed as Exhibit 5)

23.2*	Consent of Ernst & Young LLP

24*	Power of Attorney (set forth on the signature pages to this registration statement).

25*	Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939 of the Bank of New York Mellon Trust Company, N.A.

*	filed herewith.
†	To be filed as an exhibit to a Current Report on Form 8-K and incorporated by reference herein.